EXHIBIT 10.66


                                  as of June 30, 2000

Fleet National Bank              Bank of New Hampshire
1155 Elm Street                  333 State Street
Manchester, NH 03101             Portsmouth, NH 03801
Attn: Daniel D. Butler,          Attn: David D. McGraw,
           Vice President            Vice President

Sovereign Bank                   Key Corporate Capital
50 Rowes Wharf-Suite 430         One Canal Plaza-Sixth
Boston, MA 02110                 Floor
Attn: Joseph Becker,             Portland, ME 04101
           Vice President        Attn: Mark Kleinhaut,
                                     Vice President

    Re:    Third Amendment to Forbearance Agreement and Credit Agreement
           --------------------------------------------------------------

Gentlemen:

      Reference is made to that Forbearance Agreement made as of the 24th day of January, 2000, as amended (as amended, the "Agreement") by and between, on one hand, WPI GROUP, INC., WPI ELECTRONICS, INC., WPI MAGNETEC, INC., WPI MICRO PALM, INC., WPI POWER SYSTEMS, INC., WPI TERMIFLEX, INC. f/k/a WPI Termiflex, Inc., WPI MICRO PROCESSOR SYSTEMS, INC., WPI DECISIONKEY, INC., WPI UK HOLDING II, INC., WPI OYSTER TERMINALS, INC., WPI INSTRUMENTS, INC., each a New Hampshire corporation, WPI HUSKY TECHNOLOGY, INC. f/k/a WPI Husky Computers, Inc., a Florida corporation (collectively, the "Borrowers"), FLEET NATIONAL BANK f/k/a Fleet Bank-NH, KEY CORPORATE CAPITAL INC., SOVEREIGN BANK, BANK OF NEW HAMPSHIRE, FLEET NATIONAL BANK f/k/a BankBoston, N.A. (each, individually, a Lender, and collectively, the "Lenders"), and FLEET NATIONAL BANK f/k/a Fleet Bank-NH, as Agent for the Lenders (the "Agent"), and the Credit Agreement dated as of August 3, 1998 among the Borrowers, the Agent, and the Lenders. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Forbearance Agreement.

      The Borrowers have requested that Lenders extend the Forbearance Period under the Agreement, and the Lenders have agreed to do so, on the terms and subject to the conditions hereof.

  1. Acknowledgment of Obligations.

     (a) By Borrowers. Each Borrower hereby acknowledges that it is unconditionally liable to the Lenders for the full and immediate payment of each of the obligations set forth at Schedule A hereto
and   incorporated  herein  by  reference,  plus  all  reasonable attorneys' fees and costs of collection incurred or that may be incurred in connection with such obligations by the Agent or the Lenders, and Borrowers are unconditionally liable to Lenders to pay and perform each of the other liabilities and obligations that may now or hereafter arise under the various documents executed or delivered by any Borrower evidencing or relating to
such    obligations   (collectively,   the   "Loan    Documents")
(hereinafter  all  such  obligations  are  referred  to  as   the
"Obligations"),   and  that  no  Borrower   has   any   defenses,
counterclaims or set-offs with respect to the full and  immediate
payment  of  any  or  all Obligations.   To  the  best  of  their
knowledge and without providing any opinion as to any legal issue, each Borrower hereby acknowledges and agrees that all of the Obligations, and each of them, are secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, provided, however, that each Borrower covenants and agrees that, to the extent that the Obligations are not secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, the Borrowers shall at their expense and upon Agent's request, duly execute and deliver, or cause to be duly executed or delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to cause such Obligations to be secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms.

      (b) No Further Commitments by Lender. The Borrowers further acknowledge that the Agent and Lenders have no existing commitments, obligations or agreements to advance credits or loans or make other financial accommodations to the Borrowers except as may be specifically set forth in the Forbearance Agreement, as modified by this Amendment.

   2. Amendment--Extension of Forbearance Period. Section 5(a) (Forbearance and Subordinated Indebtedness) of the Forbearance Agreement is hereby amended to replace the date "May 3, 2000" as it appears therein with the date "July 31, 2000" in lieu thereof.

   3. Line of Credit Reserve. The Borrowers agree that they did not satisfy the conditions precedent to require the release of the $100,000 2000 Reserve established under Section 4 of the Second Amendment to Forbearance Agreement and Credit Agreement dated as of May 3, 2000 (the "Second Amendment"), and that the 2000 Reserve therefore has not been released. The Borrowers have requested, and the Agent and the Lenders have agreed that, notwithstanding such failure, if the Sunrise Transaction Date (as defined below) has occurred on or before the first to occur of:
(a) the Forbearance Termination Date; or (b) July 31, 2000, the 2000 Reserve shall be released (but the Agent and the Lenders shall have no obligation to make the 2000 Reserve available for loans unless the Borrowers have satisfied all other conditions precedent to obtaining such loans). If on the other hand, the Sunrise Transaction Date has not occurred by the first to occur of the events specified in clauses (a) and (b) of this paragraph, then the Agent may apply the 2000 Reserve toward the Obligations as set forth in the Credit Agreement. The term "Sunrise Transaction Date" as used herein, shall mean the date on which the Borrowers have both: (a) reduced the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $17,500,000; and (b) obtained a commitment from Sunrise Capital Partners LLC to loan an additional $2,500,000 to the Borrowers to enable the Borrowers to reduce the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $15,000,000, on terms satisfactory to the Agent and the Lenders.

  4. Amendment Fee. The Borrowers acknowledge and agree that, as consideration for the Agent's and Lenders' agreements and commitments hereunder, the Borrowers shall pay an amendment fee of $100,000 (the "Third Amendment Fee") to the Agent, for
distribution pro rata to the Lenders in accordance with the amount of their Commitments, which Third Amendment Fee shall be fully earned by the Agent and the Lenders as of the execution of this Amendment, and shall be payable in three installments, as follows: (a) $25,000, on July 14, 2000; (b) $25,000, on July 21,
2000; and (c) $50,000, on July 31, 2000. In the event that the Sunrise Transaction Date occurs, then the Agent and the Lenders shall be deemed to have waived payment of those installments under clause (a), (b), or (c) hereof that are scheduled to first become due on or after the Sunrise Transaction Date.

  5. Certain Default Interest. In the event that the Sunrise Transaction Date occurs on or prior to July 31, 2000, then the Agent and the Lenders shall be deemed to have waived, effective as of the date of such reduction, the incremental interest attributable to increasing the applicable rate to the Default Rate that accrued, but is presently unpaid, from and after February 24, 2000 through and including the Sunrise Transaction Date. Nothing herein shall constitute a waiver or release of the Agent's or Lenders' rights to retain any payment, including any interest payment, that has already been made. If the Sunrise Transaction Date does not occur on or prior to July 31, 2000, the Loans shall continue to accrue interest at the Default Rate.

   6. Release of Claims. As of the date of the execution of this Amendment, each Borrower hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert against Agent or any Lender and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken or permitted prior to the execution of this Agreement with respect to the Obligations, the Loan Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any
Obligations; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by the Agent and the Lenders, does not constitute an acknowledgment or admission by the Agent or any Lender of liability for any matter, or a precedent upon which liability may be asserted.

   7. Conditions Precedent. The obligation of the Lenders to enter into this Amendment is subject to satisfaction of the condition precedent that the Borrowers shall execute and deliver, or cause to be executed and delivered to Lender, the following on or before the date hereof:

            i. This Amendment, executed by all Borrowers, together with all schedules and exhibits hereto;

          ii. Payment of $25,000, to reimburse the Agent for its reasonable consultant's fees and reasonable attorneys' fees.

          iii. evidence that the execution, delivery and performance of this Amendment and the Forbearance Agreement by the Borrowers have been duly authorized by all necessary corporate action, including incumbency certificates of each Borrower, with authorizing resolutions and certified copies of articles of organization and by-laws, all in a form satisfactory to the Agent and all Lenders and their counsel;

          iv.  evidence of insurance coverage required by Section
14(e)(iv) of the Forbearance Agreement;

          v. evidence of payment of all outstanding property taxes; and

          vi. an opinion of counsel satisfactory to the Agent and the Lenders that this Amendment and the Forbearance Agreement represents the legal, valid, and binding obligation of the Borrowers, enforceable against them in accordance with its terms.

   8. Confirmation of Representations and Warranties. Each representation and warranty contained in the Amendment and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Amendment, except for representations and warranties that explicitly relate to an earlier date. Each Borrower acknowledges and agrees that it is unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Agent and the Lenders, by entering into this Amendment, do not waive any rights and remedies they may have under the Loan Documents or otherwise, including, without limitation, arising or resulting from any existing Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

   9. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Borrower or the rights of the Agent and Lenders hereunder or under any of the other Loan Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of such Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

   10. Miscellaneous. This Amendment shall be deemed to be a Loan Document. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of New Hampshire and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Documents. Except as expressly set forth herein, each Borrower confirms that the Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

    11.   Counterparts.   This  Agreement  may  be  executed   in
counterparts each of which shall be an original and all of which taken together shall constitute one and the same document.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     Executed as an instrument under seal by the parties or their respective duly authorized officers as of the date first written above.

                              BORROWERS:

                              WPI GROUP, INC.
                              WPI POWER SYSTEMS, INC.,
                              WPI MAGNETEC, INC.
                              WPI ELECTRONICS, INC.,
                              WPI TERMIFLEX, INC. f/k/a WPI
                              Oyster Termiflex, Inc.
                              WPI MICRO PALM, INC.
                              WPI MICRO PROCESSOR SYSTEMS, INC.
                              WPI DECISIONKEY, INC.,
                              WPI UK HOLDING, INC.,
                              WPI UK HOLDING II, INC.,
                              WPI OYSTER TERMINALS, INC.,
                              WPI HUSKY TECHNOLOGY, INC., and
                              WPI INSTRUMENTS, INC.

____________________________  By: _______________________________
Witness John Allard, for, on behalf of, and as Duly Authorized Officer or Agent of each of the above-named entities

                              AGENT AND LENDER:

                              FLEET NATIONAL BANK f/k/a Fleet
                              Bank-NH, as Agent and as a Lender

____________________________  By:
Witness                           ___________________________________
                                  Name:__________________________

                                 Title:________________________________


                              OTHER LENDERS:

                              KEY CORPORATE CAPITAL INC.

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:________________________________


                              SOVEREIGN BANK

____________________________  By:
Witness                           ___________________________________

                                 Name:___________________________
                                 Title:______________________________



                              BANK OF NEW HAMPSHIRE

____________________________  By:
Witness                          ___________________________________

                                 Name:___________________________
                                 Title:________________________________


                                 FLEET NATIONAL BANK
                                 f/k/a BANKBOSTON, N.A.

____________________________  By:
Witness                          ___________________________________

                                 Name:___________________________
                                 Title:________________________________

                           SCHEDULE A

                   (Schedule of Obligations)*

Loans         Unpaid      Unpaid       Late      Incremental
              Principal   Interest     Charges   interest
              as of July  (other than  as of     attributable to
              6, 2000     the          July 6,   increasing the
                          incremental  2000      applicable rate
                          interest               to the Default
                          attributable           Rate from and
                          to                     after August
                          increasing             22, 1999, as of
                          the                    July 6, 2000
                          applicable
                          rate to the
                          Default
                          Rate from
                          and after
                          August 22,
                          1999) as of
                          July 6,
                          2000

Revolving
Loans       $4,812,138.06  $86,155.47  $1,597.58  $33,716.33
Swing Line
Loans       $0.00          $2,450,50   $65.68     $1,024.35
Term Loan A $11,809,445.76 $223,598.31 $4,446.72  $89,750.25
Term Loan B $10,823,324.38 $212,820.89 $4,232.75  $82,255.72


* Plus any attorneys' fees or other expenses subject to reimbursement by the Borrowers, whether incurred before or after the date hereof, and any subsequently accruing interest, costs, fees, or charges, and all figures are subject to adjustments to the Agent's or any Lender's records with respect to such Obligations, including, without limitation, adjustments for uncollected checks and misdirected credits.

EXHIBIT 10.67


                                  as of July 31, 2000

Fleet National Bank              Bank of New Hampshire
1155 Elm Street                  333 State Street
Manchester, NH 03101             Portsmouth, NH 03801
Attn: Daniel D. Butler,          Attn: David D. McGraw,
           Vice President            Vice President

Sovereign Bank                   Key Corporate Capital
50 Rowes Wharf-Suite 430         One Canal Plaza-Sixth
Boston, MA 02110                 Floor
Attn: Joseph Becker,             Portland, ME 04101
           Vice President        Attn: Mark Kleinhaut,
                                     Vice President

    Re:    Fourth Amendment to Forbearance Agreement and Credit Agreement
           ---------------------------------------------------------------
Gentlemen:

      Reference is made to that Forbearance Agreement made as of the 24th day of January, 2000, as amended (as amended, the "Agreement") by and between, on one hand, WPI GROUP, INC., WPI ELECTRONICS, INC., WPI MAGNETEC, INC., WPI MICRO PALM, INC., WPI POWER SYSTEMS, INC., WPI TERMIFLEX, INC. f/k/a WPI Termiflex, Inc., WPI MICRO PROCESSOR SYSTEMS, INC., WPI DECISIONKEY, INC., WPI UK HOLDING II, INC., WPI OYSTER TERMINALS, INC., WPI INSTRUMENTS, INC., each a New Hampshire corporation, WPI HUSKY TECHNOLOGY, INC. f/k/a WPI Husky Computers, Inc., a Florida corporation (collectively, the "Borrowers"), FLEET NATIONAL BANK f/k/a Fleet Bank-NH, KEY CORPORATE CAPITAL INC., SOVEREIGN BANK, BANK OF NEW HAMPSHIRE, FLEET NATIONAL BANK f/k/a BankBoston, N.A. (each, individually, a Lender, and collectively, the "Lenders"), and FLEET NATIONAL BANK f/k/a Fleet Bank-NH, as Agent for the Lenders (the "Agent"), and the Credit Agreement dated as of August 3, 1998 among the Borrowers, the Agent, and the Lenders, as amended. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Forbearance Agreement.

      The Borrowers have requested that Lenders extend the Forbearance Period under the Agreement, and the Lenders have agreed to do so, on the terms and subject to the conditions hereof.

  1. Acknowledgment of Obligations.

     (a) By Borrowers. Each Borrower hereby acknowledges that it is unconditionally liable to the Lenders for the full and immediate payment of each of the obligations set forth at Schedule A hereto
and   incorporated  herein  by  reference,  plus  all  reasonable attorneys' fees and costs of collection incurred or that may be incurred in connection with such obligations by the Agent or the Lenders, and Borrowers are unconditionally liable to Lenders to pay and perform each of the other liabilities and obligations that may now or hereafter arise under the various documents executed or delivered by any Borrower evidencing or relating to
such    obligations   (collectively,   the   "Loan    Documents")
(hereinafter  all  such  obligations  are  referred  to  as   the
"Obligations"),   and  that  no  Borrower   has   any   defenses,
counterclaims or set-offs with respect to the full and  immediate
payment  of  any  or  all Obligations.   To  the  best  of  their
knowledge and without providing any opinion as to any legal issue, each Borrower hereby acknowledges and agrees that all of the Obligations, and each of them, are secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, provided, however, that each Borrower covenants and agrees that, to the extent that the Obligations are not secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, the Borrowers shall at their expense and upon Agent's request, duly execute and deliver, or cause to be duly executed or delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to cause such Obligations to be secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms.

      (b) No Further Commitments by Lender. The Borrowers further acknowledge that the Agent and Lenders have no existing commitments, obligations or agreements to advance credits or loans or make other financial accommodations to the Borrowers except as may be specifically set forth in the Forbearance Agreement, as modified by this Amendment.

   2. Amendment--Extension of Forbearance Period. Section 5(a) (Forbearance and Subordinated Indebtedness) of the Forbearance Agreement is hereby amended to replace the date "July 31, 2000" as it appears therein with the date "August 7, 2000" in lieu thereof.

   3. Line of Credit Reserves. The Borrowers agree that they did not satisfy the conditions precedent to require the release of the $100,000 2000 Reserve established under Section 4 of the Second Amendment to Forbearance Agreement and Credit Agreement dated as of May 3, 2000 (the "Second Amendment"), nor did the Borrower satisfy the conditions precedent to require the release of the $122,994.00 reserve established under that certain letter agreement dated as of June 8, 2000 (the "Termiflex Reserve"), and that neither the 2000 Reserve nor the Termiflex Reserve has been released. The Borrowers have requested, and the Agent and the Lenders have agreed that, notwithstanding such failure, if the Sunrise Transaction Date (as defined below) has occurred on or before the first to occur of: (a) the Forbearance Termination Date; or (b) August __, 2000, the 2000 Reserve and the Termiflex Reserve shall be released (but the Agent and the Lenders shall have no obligation to make the 2000 Reserve or the Termiflex Reserve available for loans unless the Borrowers have satisfied all other conditions precedent to obtaining such loans). If on the other hand, the Sunrise Transaction Date has not occurred by the first to occur of the events specified in clauses (a) and (b) of this paragraph, then the Agent may apply the 2000 Reserve and the Termiflex Reserve toward the Obligations as set forth in the Credit Agreement. The term "Sunrise Transaction Date" as used herein, shall mean the date on which the Borrowers have both: (a) reduced the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $17,500,000; and (b) obtained a commitment from Sunrise Capital Partners LLC to loan an additional $2,500,000 to the Borrowers to enable the Borrowers to reduce the Lenders' aggregate outstandings, on a permanent basis, to less than or equal to $15,000,000, on terms satisfactory to the Agent and the Lenders.

  4. Certain Default Interest. In the event that the Sunrise Transaction Date occurs on or prior to August 7, 2000, then the Agent and the Lenders shall be deemed to have waived, effective as of the date of such reduction, the incremental interest attributable to increasing the applicable rate to the Default Rate that accrued, but is presently unpaid, from and after February 24, 2000 through and including the Sunrise Transaction Date. Nothing herein shall constitute a waiver or release of the Agent's or Lenders' rights to retain any payment, including any interest payment, that has already been made. If the Sunrise Transaction Date does not occur on or prior to August 7, 2000, the Loans shall continue to accrue interest at the Default Rate.

   5. Release of Claims. As of the date of the execution of this Amendment, each Borrower hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert against Agent or any Lender and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken or permitted prior to the execution of this Agreement with respect to the Obligations, the Loan Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any
Obligations; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by the Agent and the Lenders, does not constitute an acknowledgment or admission by the Agent or any Lender of liability for any matter, or a precedent upon which liability may be asserted.

   6. Conditions Precedent. The obligation of the Lenders to enter into this Amendment is subject to satisfaction of the condition precedent that the Borrowers shall execute and deliver, or cause to be executed and delivered to Lender, the following on or before the date hereof:

            i. This Amendment, executed by all Borrowers, together with all schedules and exhibits hereto;

          ii. evidence that the execution, delivery and performance of this Amendment and the Forbearance Agreement by the Borrowers have been duly authorized by all necessary corporate action, including incumbency certificates of each Borrower, with authorizing resolutions and certified copies of articles of organization and by-laws, all in a form satisfactory to the Agent and all Lenders and their counsel; and

          iii. an opinion of counsel satisfactory to the Agent and the Lenders that this Amendment and the Forbearance Agreement represents the legal, valid, and binding obligation of the Borrowers, enforceable against them in accordance with its terms.

   7. Confirmation of Representations and Warranties. Each representation and warranty contained in the Amendment and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Amendment, except for representations and warranties that explicitly relate to an earlier date. Each Borrower acknowledges and agrees that it is unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Agent and the Lenders, by entering into this Amendment, do not waive any rights and remedies they may have under the Loan Documents or otherwise, including, without limitation, arising or resulting from any existing Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

   8. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of such Borrower or the rights of the Agent and Lenders hereunder or under any of the other Loan Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of such Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

   9. Miscellaneous. This Amendment shall be deemed to be a Loan Document. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of New Hampshire and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Documents. Except as expressly set forth herein, each Borrower confirms that the Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

    10.   Counterparts.   This  Agreement  may  be  executed   in
counterparts each of which shall be an original and all of which taken together shall constitute one and the same document.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     Executed as an instrument under seal by the parties or their respective duly authorized officers as of the date first written above.

                              BORROWERS:

                              WPI GROUP, INC.
                              WPI POWER SYSTEMS, INC.,
                              WPI MAGNETEC, INC.
                              WPI ELECTRONICS, INC.,
                              WPI TERMIFLEX, INC. f/k/a WPI
                              Oyster Termiflex, Inc.
                              WPI MICRO PALM, INC.
                              WPI MICRO PROCESSOR SYSTEMS, INC.
                              WPI DECISIONKEY, INC.,
                              WPI UK HOLDING, INC.,
                              WPI UK HOLDING II, INC.,
                              WPI OYSTER TERMINALS, INC.,
                              WPI HUSKY TECHNOLOGY, INC., and
                              WPI INSTRUMENTS, INC.

____________________________  By: _______________________________
Witness John Allard, for, on behalf of, and as Duly Authorized Officer or Agent of each of the above-named entities
                             - 5 -

                              AGENT AND LENDER:

                              FLEET NATIONAL BANK f/k/a Fleet
                              Bank-NH, as Agent and as a Lender

____________________________  By:
Witness                          ___________________________________
                                 Name:___________________________
                                 Title:________________________________


                              OTHER LENDERS:

                              KEY CORPORATE CAPITAL INC.

____________________________  By:
Witness                          ___________________________________
                                 Name:___________________________
                                 Title:________________________________


                              SOVEREIGN BANK

____________________________  By:
Witness                          ___________________________________
                                 Name:___________________________
                                 Title:________________________________



                              BANK OF NEW HAMPSHIRE

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:________________________________


                              FLEET NATIONAL BANK
                              f/k/a BANKBOSTON, N.A.

____________________________  By:
Witness                          ___________________________________
                                 Name:___________________________
                                 Title:________________________________

                           SCHEDULE A

                   (Schedule of Obligations)*

Loans         Unpaid      Unpaid       Late      Incremental
              Principal   Interest     Charges   interest
              as of July  (other than  as of     attributable to
              __, 2000    the          July __,  increasing the
                          incremental  2000      applicable rate
                          interest               to the Default
                          attributable           Rate from and
                          to                     after August
                          increasing             22, 1999, as of
                          the                    July __, 2000
                          applicable
                          rate to the
                          Default
                          Rate from
                          and after
                          August 22,
                          1999) as of
                          July __,
                          2000

Revolving
Loans
Swing Line
Loans
Term Loan A
Term Loan B

* Plus any attorneys' fees or other expenses subject to reimbursement by the Borrowers, whether incurred before or after the date hereof, and any subsequently accruing interest, costs, fees, or charges, and all figures are subject to adjustments to the Agent's or any Lender's records with respect to such Obligations, including, without limitation, adjustments for uncollected checks and misdirected credits.

EXHIBIT 10.68


                   LOAN MODIFICATION AGREEMENT

     AGREEMENT made as of this 9th day of August, 2000 by and between, on one hand, WPI GROUP, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI ELECTRONICS, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI MAGNETEC, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI MICRO PALM, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI POWER SYSTEMS, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI TERMIFLEX, INC. f/k/a WPI Oyster Termiflex, Inc., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI MICRO PROCESSOR SYSTEMS, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI DECISIONKEY, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI UK HOLDING, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI UK HOLDING II, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI OYSTER TERMINALS, INC., a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, WPI INSTRUMENTS, INC. a New Hampshire corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101, and WPI HUSKY TECHNOLOGY, INC. f/k/ a WPI Husky Computers, Inc., a Florida corporation with its chief executive office at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Borrowers"), FLEET NATIONAL BANK, KEY CORPORATE CAPITAL INC., SOVEREIGN BANK, and BANK OF NEW HAMPSHIRE, N.A., successor-in-interest to BANK OF NEW HAMPSHIRE (each, individually, a "Lender," and collectively, the "Lenders"), and FLEET NATIONAL BANK, as Agent for the Lenders (the "Agent").


     WHEREAS, each Borrower is an affiliate of each other
Borrower and would directly benefit and gain from any accommodation made by the Agent and the Lenders to each other
Borrower;


     WHEREAS, pursuant to that certain Credit Agreement dated as of August 3, 1998, among the Borrowers, the Agent, and the Lenders (as amended, the "Credit Agreement"), the Agent and the Lenders extended certain credit facilities to the Borrowers and, as collateral security therefor, each of the Borrowers has granted to the Agent, for the benefit of the Lenders, liens on and security interests in all or substantially all of its personal property and certain interests in real property;


     WHEREAS, prior to January 24, 2000, the terms of the Credit
Agreement were modified by a First Amendment to Credit Agreement, dated as of October 30, 1998 (the "First Credit Agreement
Amendment"), a  Second Amendment to Credit Agreement dated as of

December 27, 1998 (the "Second Credit Agreement Amendment"), and a Third Amendment to Credit Agreement dated as of August 16, 1999
(the "Third Credit Agreement Amendment");


     WHEREAS, prior to January 24, 2000, the Borrowers had defaulted with respect to certain obligations owed to the Agent and the Lenders, such that interest on the obligations has accrued at the Default Rate (as defined in the Credit Agreement) since August 24, 1999, and all obligations of the Borrowers to the Lenders became due and payable;


     WHEREAS, on or about January 24, 2000, the Borrowers, the Agent, and the Lenders entered into a Forbearance Agreement (the "Forbearance Agreement"), under which the Agent and the Lenders agreed to forbear from the exercise of certain rights and remedies in accordance with the terms thereof, and under which the Borrowers, Agent, and Lenders further amended the Credit Agreement in certain respects;


     WHEREAS, the Forbearance Agreement and the Credit Agreement were amended by an Amendment to Forbearance Agreement and Credit Agreement dated as of March 31, 2000 (the "First Forbearance Agreement Amendment"), by a Second Amendment to Forbearance Agreement and Credit Agreement dated as of May 3, 2000 (the "Second Forbearance Agreement Amendment"), by a Third Amendment to Forbearance Agreement and Credit Agreement dated as of June 30, 2000 (the "Third Forbearance Agreement Amendment"), and by a Fourth Amendment to Forbearance Agreement and Credit Agreement dated as of July 31, 2000 (the "Fourth Forbearance Agreement Amendment");


     WHEREAS, the Borrowers have entered into a certain Convertible Note Agreement between Sunrise Capital Partners, L.P. ("Sunrise") and the Borrowers dated as of July 31, 2000, pursuant to which Sunrise will purchase certain securities from the Borrowers, the proceeds of such purchases to be used, in part, to repay certain amounts owing to the Lenders under the Credit Agreement; and


     WHEREAS, the Borrowers have requested that the Agent and the Lenders waive listed Events of Default and make certain other modifications to the agreements between the Borrowers, the Agent, and the Lender, on the terms and subject to the conditions set forth below;


     NOW, THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent, and the Lenders hereby agree as follows (capitalized terms shall have the meanings assigned such terms in Section 19 hereof or as defined elsewhere in this Agreement):

     1.   Acknowledgment of Obligations.

          (a) By Borrowers. Each Borrower hereby acknowledges that it is unconditionally liable to the Lenders for the full and immediate payment of each of the obligations set forth at Schedule A hereto
and   incorporated  herein  by  reference,  plus  all  reasonable attorneys' fees and costs of collection incurred or that  may  be incurred in connection with such obligations by the Agent or  the
Lenders,  and Borrowers are unconditionally liable to Lenders  to pay  and  perform  each of the other liabilities and  obligations that  may  now  or  hereafter arise under the  various  documents executed  or delivered by any Borrower evidencing or relating  to
such    obligations   (collectively,   the   "Loan    Documents")
(hereinafter  all  such  obligations  are  referred  to  as   the
"Obligations"),   and  that  no  Borrower   has   any   defenses,
counterclaims or set-offs with respect to the full and  immediate
payment  of  any  or  all Obligations.   To  the  best  of  their
knowledge and without providing any opinion as to any legal issue, each Borrower hereby acknowledges and agrees that all of the Obligations, and each of them, are secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, provided, however, that each Borrower covenants and agrees that, to the extent that the Obligations are not secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms, the Borrowers shall at their expense and upon Agent's request, duly execute and deliver, or cause to be duly executed or delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to cause such Obligations to be secured by valid and perfected, first priority liens and security interests in all of the Collateral enforceable against the Borrowers in accordance with their terms.

(b) No Further Commitments by Agent or Lenders. The Borrowers further acknowledge that, except as specified herein, the Agent and the Lenders have no existing commitments, obligations or agreements to extend or make available credits, loans or other financial accommodations to the Borrowers.
(c) No LIBOR Loans. The Borrowers hereby confirm that there are presently no LIBOR Loans outstanding and that all outstanding Loans consist of Index Rate Loans. Notwithstanding anything in the Loan Documents or elsewhere to the contrary, , the Borrowers will no longer be permitted to elect that Loans constitute LIBOR Loans and the Agent will refuse to honor such request.

     2.   Acknowledgement of Events of Default; Limited Waiver.

          (a) Each of the Borrowers acknowledges that the Specified Events of Default, as defined in the Forbearance Agreement and the
Additional Specified Events of Default, as defined in  the  First
Forbearance   Agreement   Amendment,  have   occurred   and   are
continuing, and the Borrowers hereby request that the Agent and the Lenders waive, subject to the conditions contained herein, the occurrence of the Specified Events of Default and the Additional Specified Events of Default.

(b) Effective only upon satisfaction of the conditions precedent set forth in Section 10 hereof, the Agent and the Lenders hereby waive their rights and remedies arising from the Specified Events of Default and the Additional Specified Events of Default. This waiver shall not be deemed or construed to be a consent to any other or future action or as a waiver of any other Event of Default that may exist under the Loan Documents.

     3.   Amendments.

          (a)  Amendments to Credit Agreement.  The following amendments to
the   Credit   Agreement  shall  become   effective   only   upon
satisfaction of the conditions precedent set forth in Section  10 hereof:

               (i) Borrowing Base. Section 1.1(a) of the Credit Agreement is hereby amended to delete the fourth sentence thereof and to replace it with the following:

          "The aggregate amount of Revolving Credit Advances shall not exceed at any time the Maximum Amount, less the amount of the Swing Line Loan outstanding at such time ("Borrowing Availability")."


               (ii) Swing Line Advances. Section 1.1(d) of the Credit Agreement is hereby amended to delete the third sentence thereof and to replace it with the following:

          "The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the Swing
          Line Commitment at such time ("Swing Line
          Availability")."

               (iii) Mandatory Prepayments. Section 1.2(b) of the Credit Agreement is hereby amended to delete clause (i) thereof in its entirety and to replace it with the following:

          "(i) If at any time the outstanding balance of the aggregate Revolving Loan exceeds the Maximum Amount less the aggregate outstanding Swing Line Loan at such time, Borrowers shall immediately repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such excess."

               (iv) Eligible Accounts.  Section 1.5 of the Credit Agreement
shall   be   deleted   in   its  entirety   and   replaced   with
"[Intentionally Omitted]".

(v) Eligible Inventory. Section 1.6 of the Credit Agreement shall be deleted in its entirety and replaced with "[Intentionally Omitted]".

(vi) Conditions to Each Loan.  Sections 2.2(d) and 2.2(e) of the
Credit Agreement shall be deleted in their entirety and replaced with the following:

          "(d) After giving effect to any Advances, the outstanding principal amount of the aggregate
          Revolving Loans would exceed the Maximum Amount less the then outstanding principal amount of the Swing Line Loan; or

          (e)  After giving effect to any Swing Line
          Advance, (i) the outstanding principal amount of the aggregate Swing Line Loan would exceed the Swing Line Availability; or (ii) the outstanding principal amount of the Swing Line Loan would exceed the Maximum Amount less the outstanding principal amount of the Revolving Loan."

               (vii) Collateral Reporting. Section 4.1(b) of the Credit Agreement shall be deleted in its entirety and replaced with "[Intentionally Omitted]".

(viii) Collateral Reporting-Events of Default. Section 8.1(c) of the Credit Agreement shall be amended to delete the words
"Annexes C or D, respectively" and replace them with the words
"Annex C".

(ix) Commitment Termination Date. The definition of Commitment
Termination Date set forth in Annex A to Credit Agreement is hereby amended to read in its entirety as follows:

          "`Commitment Termination Date' shall mean the earliest of: (a) July 31, 2001; (b) the date of termination of Lenders' obligations to make Advances or permit existing Loans to remain outstanding pursuant to Section 8.2(b); or (c) the date of indefeasible prepayment in full by Borrowers of the Loans and the permanent reduction of the Revolving Loan Commitment and the Swing Line Commitment to zero dollars ($-0-), in accordance with the provisions of Section 1.2(a)."

               (x) Maximum Amount. The definition of Maximum Amount set forth in Annex A to Credit Agreement is hereby amended to read in its entirety as follows:

          "`Maximum Amount' shall mean, at any particular time, an amount equal to $6,500,000."

               (xi) Swing Line Commitment. The definition of "Swing Line Commitment" set forth in Annex A to the Credit Agreement is hereby amended to add the following words immediately before the period therein: ", but it shall equal $200,000 from and after August 9, 2000".


               (xii) Amortization - Term Loan A. Section 1.1(b)(ii)(A) is hereby amended to strike and delete such section and replace it with the following:

          "(ii)(A) The Borrowers shall repay the unpaid principal amount of the Term Loan A in full and in cash on July 31, 2001."

               (xiii) Amortization - Term Loan B. Section 1.1(c)(ii) of the Credit Agreement is hereby amended to strike and delete such section and replace it with the following:

          "(ii)   The  Borrowers  shall  repay  the   unpaid
          principal amount of the Term Loan B in full and in cash on July 31, 2001."

               (xiv) Interest Rates. Section 1.4(a) of the Credit Agreement captioned "Interest and Applicable Margins" is hereby amended to read in its entirety as follows:

          "(a) Borrowers shall pay interest to the Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: the Index Rate plus the Applicable Index Margin (as defined below) per annum, based on the Obligations outstanding from time to time. The Applicable Index Margin shall equal: (i) one and one-quarter percent (1.25%), from August 9, 2000 through and including December 31, 2000; and (ii) one and three-quarters percent (1.75%), from and after January 1, 2001.

               (xv) Financial Covenants. Section 6.10 is hereby deleted in its entirety and replaced with the following:

          "6.10 Financial Covenants. Borrowers shall not breach or fail to comply with any of the Financial
          Covenants (the "Financial Covenants") set forth below:

               (a)  Minimum Adjusted EBITDA.  The Borrowers
          shall not permit the sum of (the following sum, the "Adjusted EBITDA"):

                    (I) EBITDA; plus

                    (II) an amount up to $1,000,000, in the
                      aggregate, that is: (A) paid by the
                      Borrowers in settlement of the claims
                      asserted by Dynatech Corporation or
                      its affiliates in connection with the
                      February 22, 2000 Share Sale
                      Agreement,  or paid by the Borrowers
                      for related expenses in connection
                      with defending against those claims;
                      and (B) paid by the Borrowers in
                      settlement of the claims asserted in
                      the civil action entitled SPX
                      Corporation v. WPI Micro Processor
                      Systems, Inc., pending in Macomb
                      County (Michigan) Circuit Court,

                      Docket No. 99-3852-CK,  or paid by
                      the Borrowers for related expenses in
                      connection with defending against
                      those claims

               for the Borrowers on a consolidated basis to be less than the amounts set forth below for the periods corresponding thereto:

          Period                 Minimum Adjusted
                                 EBITDA
                                 (parenthesis denotes
                                 negative)
          July 1, 2000 through   ($1,200,000)
          September 30, 2000
          July 1, 2000 through   ($3,400,000)
          December 31, 2000
          July 1, 2000 through   ($4,700,000)
          March 31, 2001
          July 1, 2000 through   ($5,600,000)
          June 30, 2001

               (b)  Minimum Net Worth.  The Borrowers on a
          consolidated basis shall have a Net Worth of at least the amounts set forth below as of the dates corresponding thereto:

          Date                   Minimum Net Worth
                                 (parenthesis denotes
                                 negative)
          September 30, 2000     ($27,280,000)

          December 31, 2000      ($32,196,000)

          March 31, 2001         ($35,631,000)

          June 30, 2001          ($37,686,000)




               (xvi) Former Financial Covenants. Exhibit E to the Credit Agreement is each hereby deleted in its entirety and replaced with the following: "Intentionally Omitted."

(xvii) Indebtedness. Section 6.3(a) of the Credit Agreement is hereby amended by inserting the following immediately before the period at the end of such section:

               "; and (vii) Indebtedness incurred by the Borrowers under the Sunrise Note Purchase
               Agreement."

               (xviii)   Capital Structure.  Section 6.5 of the Credit Agreement
is  hereby amended by deleting the word "or" at the end of clause
(b) thereof and inserting the following language at the end of such clause:

               "and Parent may issue shares of Stock,
               convertible securities and warrants to
               Sunrise in connection with the Sunrise Note
               Purchase Agreement, or"

               (xix) Instruments Division. Section 6.8 of the Credit Agreement is hereby amended as follows:

                    (A) by adding the following to the end of the
               first sentence thereof:

               "and (d) the sale of the Instruments
               Division, if: (I) such sale generates Net
               Transfer Payments (as defined in the Loan
               Modification Agreement entered into among the Agent, the Borrowers and the Lenders, dated as of August 9, 2000 (the "Loan Modification Agreement")) equal to or exceeding $7,250,000; (II) such Net Transfer Payments are applied as set forth in Section 8(c) of the Loan Modification Agreement; (III) there are no Events of Default that have occurred and are continuing, or that would arise as a result of such sale; and (IV) the Borrowers obtain the consents of all of other parties whose consent is required to effect such a sale.

                    (B) by adding the words "and clause (d)
                    above" to the second sentence thereof, after the words: "clause (c) above".

               (xx) Liens. The definition of "Permitted Encumbrances" in Annex A of the Credit Agreement is hereby amended by inserting the following at the end of the first sentence thereof immediately before the period:

               "and (d) Liens created to secure the
               obligations of the Borrowers under the
               Sunrise Note Purchase Agreement, to the
               extent that such Liens are subordinated in priority pursuant to a written agreement between Sunrise and the Lenders in form and substance satisfactory to Sunrise and the Lenders"

               (xxi) Definitions. Annex A of the Credit Agreement is hereby amended to add the following definitions:

               "Instruments Division" shall mean all of the stock or assets of any of the Borrowers that reasonably comprise the Borrowers' "instruments division," including, without limitation, the stock in or assets of WPI Instruments, Inc., the stock in or assets of WPI Magnetec, Inc., the stock in or assets of Crompton Modutec (Barbados) Limited, and the assets of WPI Group, Inc. used or useful in connection with the instruments division, but not including any assets or stock of the Borrowers' "MPSI division" or of any other of the Borrowers' divisions.

               "Sunrise" shall mean Sunrise Capital
               Partners, L.P., a Delaware limited
               partnership.

               "Sunrise Note Purchase Agreement" shall mean that certain Convertible Note Agreement, dated as of July 31, 2000, by and among Sunrise and the Borrowers.

          (b) Amendments toForbearance Agreement. The following amendments to the Forbearance Agreement shall become effective only upon satisfaction of the conditions precedent set forth in Section  10 hereof:

               (i) Repayment Schedule. Section 6(c) of the Forbearance Agreement shall be deleted in its entirety.

(ii) Covenants.  Section 14 (Covenants) of the Forbearance
Agreement shall be deleted in its entirety and replace with "Intentionally omitted."

(iii) Events of Default. Section 15 (Events of Default) of the Forbearance Agreement shall be deleted in its entirety and replaced with "Intentionally omitted."

     4. Release of Claims. As of the date of the execution of this Agreement, each Borrower hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert against Agent or
any   Lender   and/or   their  respective  parents,   affiliates,
participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken or permitted prior
to   the  execution  of  this  Agreement  with  respect  to   the
Obligations, the Loan Documents and/or the administration thereof
or   the  obligations  created  thereby;  (ii)  any  discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any
Obligations; or (iii) any thing or matter related to any  of  the
foregoing.   The  inclusion of this paragraph in this  Agreement,
and the execution of this Agreement by the Agent and the Lenders, does not constitute an acknowledgment or admission by the Agent or any Lender of liability for any matter, or a precedent upon which liability may be asserted.

5. Loan Documents. This Agreement is intended by the Agent, the Lenders, and the Borrowers, to further modify and amend the Credit Agreement, as it has previously been amended by the First Credit Agreement Amendment, the Second Credit Agreement Amendment, the Third Credit Agreement Amendment, the Forbearance Agreement, the First Forbearance Agreement Amendment, the Second Forbearance Agreement Amendment, the Third Forbearance Agreement Amendment, and the Fourth Forbearance Agreement Amendment, and each of such documents shall remain in effect, except as amended therein or herein, provided, however, that any agreement by the Agent and the Lenders to defer the commencement of enforcement actions is hereby rendered null and void. For reference purposes, wherever the term "Forbearance Termination Date" appears in any of the Loan Documents, it shall mean the Commitment Termination Date.

6.   Loans; Fees; Reserves.

          (a) Revolving Loans. Subject to the terms and conditions of the Loan Documents, each Revolving Lender agrees to make available from time to time until the Commitment Termination Date its Pro
Rata Share of advances, under and subject to the terms and conditions of the Credit Agreement.

          (b)  Intentionally omitted.

(c) Miscellaneous. All Loans, whenever made, shall be payable on the Commitment Termination Date, and all such Loans and all other Obligations shall be entitled to all benefits and protections and secured by all of the Collateral. Interest shall accrue and be paid in accordance with the Loan Documents, as amended hereby, provided, however, upon the satisfaction of the conditions precedent set forth in Section 10 hereof, interest shall thereafter no longer accrue at the Default Rate, unless an Event of Default (other than a Specified Event of Default or Additional Specified Event of Default) has occurred.

          (d) Amendment Fee. The Borrowers agree to pay the Agent, for distribution pro rata to the Lenders, an amendment fee of $280,000, which shall be fully earned as of the Lenders' execution hereof, and shall be due and payable as follows: (i)
$50,000,  on  September 30, 2000; (ii) $60,000, on  December  24,
2000;  (iii)  $70,000, on April 30, 2001; and (iv)  $100,000,  on
July 31, 2001, provided, however, that:

               (I) if there has occurred and is continuing no Event of Default and the aggregate principal outstanding on Term Loan A and Term Loan B is less than $16,000,000 on September 30, 2000, the Lenders shall be deemed on such date to have waived $25,000 of the fee due under clause (i);

               (II) if there has occurred and is continuing no Event of Default and the aggregate principal outstanding on Term
Loan A and Term Loan B is less than $7,000,000 on December 24,

2000, the Lenders shall be deemed on such date to have waived
$30,000 of the fee due under clause (ii);

               (III) if there has occurred and is continuing no Event of Default and the aggregate principal outstanding on Term Loan A and Term Loan B is less than $7,000,000 on April 30, 2001, the Lenders shall be deemed on such date to have waived $35,000 of the fee due under clause (iii); and

               (IV) if, on July 31, 2001, (A) the Borrowers have indefeasibly paid in full and in cash, all Obligations due to the Lenders; and (B) the Lenders' commitments to make further Loans to the Borrowers have terminated, the Lenders shall be deemed on such date to have waived all of the fee due under clause (iv).

          (e) Effective only upon satisfaction of the conditions precedent set forth in Section 10 hereof the Lenders will release the $100,000 2000 Reserve and the $122,994 reserve under the letter agreement dated as of June 8, 2000, subject to the Borrowers' satisfaction of all other conditions precedent to obtaining
Revolving Loans.

     7.   Sunrise Loan.

     The Borrowers and Lenders agree that the proceeds from the purchase of securities under the Sunrise Note Purchase Agreement shall be applied as follows:

          (a) The proceeds from the sale of the "Term A Securities" (as defined in the Sunrise Note Purchase Agreement) shall be applied as follows:

               (i) First, $1,580,000, to pay earned transaction fees and expenses related to the Sunrise Note
               Purchase Agreement;

               (ii) Second, $5,500,000, to reduce permanently the principal amount outstanding on the Term Loans, distributed between Term Loan A and Term Loan B on a pro rata basis (52.18% to Term Loan A in reverse order of maturity and 47.82% to Term Loan B in reverse order of maturity);

               (iii)     Third, an amount equal to then-
               outstanding principal amount of the Revolving Loansfor the repayment in full of the Revolving Loans, provided that no permanent reduction in the Borrowing Availability shall result therefrom; and

               (iv) Fourth, any remaining balance after the application in accordance with items (i), (ii), and (iii), for working capital and general corporate purposes.

          (b) The proceeds from the sale of the "Term B Securities" (as defined in the Sunrise Note Purchase Agreement) shall be applied, when funded, as follows:
                             - 11 -

               (i) First, $2,000,000, to reduce permanently the principal amount outstanding on the Term Loans, distributed between Term Loan A and Term Loan B on a pro rata basis (52.18% to Term Loan A in reverse order of maturity and 47.82% to Term Loan B in reverse order of maturity);

               (ii) Second, any remaining balance after the application in accordance with item (i), for the repayment in full of the Revolving Loans, provided that no permanent reduction in the Borrowing Availability shall result therefrom; and

               (iii)     Third, any remaining balance after the
               application in accordance with items (i) and (ii), for working capital and general corporate purposes.

          (c) The proceeds from the sale of the "Term C Securities" (as defined in the Sunrise Note Purchase Agreement) shall be applied, when funded, as follows:

               (i)  First, for the repayment in full of the
               Revolving Loans, provided that no permanent reduction in the Borrowing Availability shall result therefrom; and

               (ii)      Second, any remaining balance after the
               application in accordance with items (i), for working capital and general corporate purposes


          (d) Waiver of Default Interest. The term "Total Subject Interest", as used in this paragraph, means the amount of incremental interest attributable to increasing the applicable rate to the Default Rate that accrued from and after February 24, 2000 through and including the date that the conditions precedent
set  forth  in Section 10 hereof have been satisfied.   Effective
only upon the Agent's receipt of a minimum of $2,000,000 in proceeds from the sale of the "Term B Securities" (as defined in the Sunrise Note Purchase Agreement) , the Agent and the Lenders shall be deemed to have waived fifty percent (50%) of Total Subject Interest. Effective only upon both: (a) the Borrowers indefeasibly paying, on or before July 31, 2001, in full and in cash, all Obligations due to the Lenders; and (b) the Lenders' commitments to make further Loans to the Borrowers terminating, on or before July 31, 2001, the Agent and the Lenders shall be deemed to have waived fifty percent (50%) of the Total Subject Interest. Nothing herein shall constitute a waiver or release of the Agent's or Lenders' rights to retain any payment, including any interest payment, that has already been made.


     8.   Net Transfer Payments.

          (a) The term "Net Transfer Payments" means the aggregate amount of all property, including cash or any other consideration, received  by  any Borrower or any subsidiary thereof directly  or indirectly  in  connection with any disposition of assets,  other than  sales  of  inventory in the ordinary  course  of  business, whether at the time of such disposition or after such disposition under  deferred payment arrangements, including all cash payments received  in  respect  of  Investment Property  entered  into  or received  in connection with any such disposition, less  (i)  the amount of any reasonable and customary legal, title, transfer and recording tax expenses, commissions and other expenses payable by any  Borrower  in  connection  with such  disposition;  (ii)  any
Federal,  state and local income or other taxes estimated  to  be payable  by any Borrower as a result of any taxable gain realized from such disposition, but only to the extent that such estimated taxes  are in fact paid to the relevant Federal, state, or  local governmental  authority within 12 months  of  the  date  of  such
disposition;  and  (iii)  any  repayments  by  any  Borrower   of
Indebtedness to the extent such Indebtedness is secured by a Lien on the property being transferred that is permitted under the Credit Agreement, if the holder of such Lien requires that such Indebtedness be repaid as a condition to the disposition of such property.

(b) Subject to paragraph 8(c) below, The Borrowers shall cause the Net Transfer Payments of any sale, transfer, lien, incurrence of debt, or conveyance of any property of Borrowers or their Subsidiaries to be applied to the Obligations in such order and in such amounts as the Lenders may determine in their discretion, provided, however, that the Borrowers shall be required to apply Net Transfer Payments in accordance with this Section 8 only to the extent that the Net Transfer Payments from any single or related series of dispositions exceeds $50,000.
(c) Notwithstanding anything to the contrary in this Section 8 or in any provision of the Credit Agreement, all Net Transfer Payments received by the Borrowers from the sale of the Borrowers' Instruments Division, shall be applied when received by the Borrowers as follows:

               (i)  First, to the extent that the Net Transfer
               Payments exceed $8,000,000:

                    (A) 50% of all of such excess shall reduce
                      permanently the principal amount
                      outstanding on the Term Loans, distributed between Term Loan A and Term Loan B on a pro rata basis (52.18% to Term Loan A in reverse order of maturity and 47.82% to Term Loan B in reverse order of maturity); and

                    (B) 50% of all such excess, to the remaining
                      then-outstanding principal balance of the
                      Revolving Loans, for the repayment of the Revolving Loans, provided that no permanent reduction in the Borrowing Availability shall result therefrom;

               (ii) Second, $5,000,000, to reduce permanently the principal amount outstanding on the Term Loans, distributed between Term Loan A and Term Loan B on a pro rata basis (52.18% to Term Loan A in reverse order of maturity and 47.82% to Term Loan B in reverse order of maturity);

               (iii)     Third, any remaining Net Transfer
               Payments after the application in accordance with items (i) and (ii), in the amount of the remaining then-outstanding principal balance of the Revolving Loans (after taking account of any reduction under item (i)(B)), for the repayment in full of the Revolving Loans, provided that no permanent reduction in the Borrowing Availability shall result therefrom; and

               (iv) Fourth, any remaining Net Transfer Payments after the application in accordance with items
               (i), (ii), and (iii), for working capital and general corporate purposes.



     9. Surrender of Warrants. Each of the Lenders agree that, in the event that, on or before July 31, 2001, (a) the Borrowers indefeasibly pay in full and in cash, all Obligations due to the Lenders; and (b) the Lenders' commitments to make further Loans to  the  Borrowers have terminated, then each such  Lender  shall
surrender   to  the  Borrowers  for  cancellation  all   of   the
unexercised Common Stock Purchase Warrants which it received in connection with the execution and delivery of the Third Amendment
to  the  Credit  Agreement, dated August 16, 1999.   The  Lenders
hereby agree that they shall not exercise any of their respective rights under such Common Stock Purchase Warrants prior to August
1, 2001.

     10. Conditions Precedent. The Agent's and the Lenders' obligation to enter into this Agreement and perform its obligations hereunder are subject to the condition precedent that the Agent and the Lenders shall have received, on or before August 9, 2000, the following documents and other items, duly executed, where appropriate, by authorized representatives of the
Borrowers:

          (a)  this Agreement, with completed schedules hereto;

          (b) a copy of the fully executed Sunrise Note Purchase Agreement and the , in form and substance satisfactory to the Agent;

          (c) the sum of $5,500,000 plus the then-outstanding principal balance of the Revolving Loans, for application to the Loans as provided in Section 7 hereof;

          (d)  evidence that WPI Group, Inc. has elected, pursuant to
Section 1.5(a) of the Sunrise Note Purchase Agreement, to defer the entire Closing Fee (as defined in the Sunrise Note Purchase
Agreement) until the Maturity Date;

          (e) evidence that the execution, delivery and performance of this Agreement by the Borrowers have been duly authorized by all necessary corporate action, including incumbency certificates of each Borrower, with authorizing resolutions and certified copies of articles of organization and by-laws, all in a form satisfactory to the Agent and all Lenders and their counsel; and

         (f)  evidence of payment of all outstanding property taxes;

         (g) for each Obligor, a certificate of legal existence and good standing issued by the State of its incorporation and a certificate of authorization to conduct business from all states listed on the Disclosure Schedule attached hereto as Schedule B pursuant to Section 11.2 hereof;

         (h) an opinion of counsel satisfactory to the Agent and the Lenders that this Agreement represents the legal, valid, and binding obligation of the Borrowers, enforceable against them in accordance with its terms; and

        (i) payment of all of the Lender's reasonable attorney's and consultant's fees through the date of execution hereof.

     11. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Agent and the Lenders, except as otherwise set forth in any disclosure schedule attached hereto as Schedule B and incorporated herein by reference (the "Disclosure Schedule"), that:

     11.1. Financial Condition. All financial statements and information delivered to the Lenders in connection with the Loan Documents, including any related schedules and notes, and any other financial information or statements hereafter furnished in accordance herewith or in accordance with any other Loan
Documents, have, to the best of Borrowers' knowledge, been prepared in accordance with GAAP, except as otherwise disclosed therein, subject only in the case of unaudited interim financial statements to normal year-end audit adjustments, and, except as otherwise disclosed therein, are in all respects are true, complete and accurate.

     11.2.     Organization, Existence, Good Standing.  Each Borrower
(a) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation,
(b) has obtained all material licenses and permits and has filed all registrations necessary for the lawful operation of its business, (c) has the corporate power and authority and the legal right to own, lease and operate its property and to conduct the business in which it is currently engaged, and (d) is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect.
The Disclosure Schedule attached as Schedule B lists all states where the Borrowers are qualified as foreign corporations.

      11.3. Subsidiaries; Capitalization. The Borrowers do not have any subsidiaries that are not also Borrowers, other than WPI Oyster-Termiflex International Sales Limited, a Barbados corporation, WPI Group (UK), a corporation organized under the laws of England and Wales, WPI Oyster Termiflex Limited, a corporation organized under the laws of England and Wales, and Modutec Barbados Limited, a Barbados corporation, (the "Non-Borrower Subsidiaries"). The Disclosure Schedule attached as Schedule B sets forth the authorized capitalization, the number of shares of each class of capital stock issued and outstanding, and the owner of each such share with respect to each Borrower and each subsidiary of any Borrower.

     11.4. Corporate Power and Authority. Each of the Borrowers has full corporate power, authority and legal right to execute, deliver and perform its obligations under the Loan Documents to which it is a party and this Agreement.

     11.5. Corporate Authorization. Each of the Borrowers has taken all necessary actions to authorize the execution, delivery and performance by it of each Loan Document to which it is a party and to authorize its execution and performance of this Agreement.

     11.6. Due Execution. Each of the Loan Documents to which any Borrower is a party and this Agreement has been duly executed and delivered on behalf of such party.

     11.7. Legal, Valid, Binding Obligation. Each of the Loan Documents and each agreement, certificate, document, instrument or other paper delivered pursuant thereto, to which any Borrower is a party, and this Agreement, constitutes the legal, valid, and binding obligation of such party enforceable against such party in accordance with its terms.

     11.8. No Legal Bar. The execution, delivery and performance by Borrowers of the Loan Documents, and each agreement, certificate, document, instrument or other paper delivered pursuant thereto to which any Borrower is a party, and of this Agreement, do not and will not violate: (a) any provision of the Articles or Certificate of Incorporation or Bylaws; (b) to the Borrowers' knowledge, in any material respect, any existing law, rule or regulation, order, judgment, award or decree of any court, arbitrator or governmental authority, bureau or agency, or
(c) any security issued by, such Borrower or of any material mortgage, deed or trust, indenture, lease, contract or other agreement or undertaking to which any Borrower is a party or by which any of its properties may be bound, and will not result in the creation or imposition of any lien (other than in favor of the Agent or any Lender) on any of its properties.


   11.9. No Litigation. Except as disclosed in the Disclosure Schedule attached hereto as Schedule B, no litigation, investigation or other proceeding of or before any court, arbitrator or governmental authority is currently pending nor, to the knowledge of any Borrower, threatened against any Borrower or any subsidiary of any Borrower or its properties or revenues.


   11.10. Taxes. Except as disclosed in the Disclosure Schedule attached hereto as Schedule B, all federal, state, local and other tax reports and returns which are required to be filed by any Borrower or any subsidiary of any Borrower have been filed, except where extensions have been properly obtained, and each Borrower or any subsidiary of any Borrower has paid or made adequate provision for all taxes, interest and penalties shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on its or any of its property by any governmental authority, including, without limitation, all payroll withholding taxes, have been paid and no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges.

    11.11. Compliance with the IRC and ERISA. To each Borrower's knowledge, all Plans which are pension plans as defined in
Section 3(2) of ERISA qualify under Section 401 of the IRC, and all Plans are in compliance with the provisions of the IRC and ERISA, and have been administered in accordance with their terms, except that the Plans are not materially in compliance with the provisions of the IRC and ERISA to the extent described at the Disclosure Schedule attached hereto as Schedule B.

    11.12. Lock Boxes. No Borrower or any subsidiary of any Borrower has any lock box accounts other than those described at the Disclosure Schedule attached hereto as Schedule B.

    11.13. Other Names. No Borrower has used any corporate or fictitious name other than the names for such Borrower at the beginning of this Agreement, which is the same as the name shown on such Borrower's currently effective Articles or Certificate of Incorporation, or the name(s) set forth on the Disclosure Schedule attached hereto as Schedule B.

    11.14. Chief Place of Business; Locations of Property. As of the date hereof (i) the chief executive office of each Borrower is located at the address corresponding to such Borrower in the first paragraph of this Agreement; (ii) the principal place of business of each Borrower is located at the address of its chief executive office; (iii) the books and records of each Borrower, all chattel paper, and all records of accounts receivable are located at its principal place of business; (iv) all other property of any Borrower (except for inventory which is in transit) is located at its principal place of business and no other location whatsoever except any locations specified at the Disclosure Schedule attached hereto as Schedule B; (v) the locations of the chief executive offices, the books and records, all chattel paper, all records of accounts, and all other property of any subsidiary of any Borrower is set forth on the Disclosure Schedule attached hereto as Schedule B; (vi) there are no other persons who have possession or control of Collateral, except if the Agent shall have received an agreement in writing from the person in possession or with control of the Collateral in form and substance satisfactory to the Agent acknowledging the Agent's first priority security interest in the Collateral, waiving security interests and claims by such person against the Collateral and permitting the Agent access to the Collateral so as to exercise the Agent's rights and remedies and otherwise deal with the Collateral; and (vii) there is no other office or place of business at which any Borrower or any subsidiary of any Borrower conducts business.

    11.15. Laws Including Environmental and Safety Matters. Each Borrower and each subsidiary of each Borrower is, to the best of the Borrowers' knowledge, in compliance in all respects with all material laws, rules, and regulations, orders of court or other governmental bodies, applicable to it, including, without limitation, all environmental, health, and safety statutes and regulations and specifically the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental

Response, Compensation and Liability Act, the Federal Clean Water Act, the Clean Air Act, the requirements and regulations of the Nuclear Regulatory Commission, and the Federal Occupational Safety and Health Act. No Borrower or any subsidiary of any Borrower has received written notice to the effect that it is subject to any judicial or administrative proceedings alleging the violation of any applicable law or regulation. No Borrower or any subsidiary of any Borrower has received written notice to the effect that it is the subject of any federal, state or local investigation regarding, among other matters, the release of any Hazardous Material into the environment, the results of which may adversely affect its business operations, prospects, condition (financial or otherwise). No Borrower or any subsidiary of any Borrower has filed any notice under any applicable law indicating past or present treatment, storage, disposal, generation, transportation or reporting a spill or release into the environment of any Hazardous Material. No Borrower or any subsidiary of any Borrower has any known material contingent liabilities in connection with any release of any Hazardous Material into the environment which materially adversely affects any Borrower's or any subsidiary of any Borrower's business operations, prospects, condition (financial or otherwise) or other property.

   11.16. Full Disclosure. To the best of the Borrowers' knowledge, neither the Financial Statements delivered to the Lender by any Borrower, the Disclosure Schedule as Schedule B, nor any of the Loan Documents or any list, certificate, written statement, instrument, paper or other information furnished by any Borrower to the Agent or any Lender in connection with the Loan Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained therein and herein, in light of the circumstances in which they are made, not misleading. There is no fact known to any Borrower which such Borrower has not disclosed to the Agent or any Lender in writing prior to the date of this Agreement, with respect to the transactions contemplated by the Loan Documents and this Agreement, which materially and adversely affects the condition (financial or otherwise), results of operations, businesses, property or prospects of any Borrower.

     12.  Covenants.

          (a) Compliance with Loan Documents. The Borrowers shall, in any and all respects, comply fully and completely with any and all covenants and/or obligations in and under the Loan Documents.

          (b) Additional Reporting. The Borrowers shall deliver to the Agent, for distribution to the Lenders, as soon as they are available, and in no event later than forty-five (45) days after the end of each fiscal quarter of the Borrowers, financial statements certified as accurate by the senior financial officer(s) of the Borrowers, demonstrating in reasonable detail the Borrowers' compliance (or non-compliance, as the case may be) with the provisions of Section 6.10 of the Credit Agreement for the fiscal quarter most recently ended.

     13. Setoff. The Borrowers hereby grant to the Agent and the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to the Agent and the

Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Agent or any Lender or any entity under the control of FleetBoston Financial Corporation, or in transit to any of them. At any time, without demand or notice, the Agent or any Lender may set off the same or any part thereof and apply the same to any liability or obligation of the Borrowers even though unmatured and regardless of the adequacy of any other collateral securing the loans. ANY AND ALL RIGHTS TO REQUIRE THE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURE THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     14.  Miscellaneous Provisions.

     14.1. Notices. Except as otherwise specified herein, all notices to or upon the parties hereto shall be in writing (including teletransmissions), shall be given or made to the party to which such notice is required or permitted to be given or made under this Agreement at the address or telecopier number set forth at Schedule C hereto and incorporated herein by reference or at such other address or telecopier number as any party hereto may hereafter specify to the others in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt, if teletransmitted or delivered by hand, or three (3) business days after mailing, if mailed, and all mailed notices shall be by registered or certified mail, postage prepaid.

    14.2. No Waiver of Rights; Tolling of Statutes of Limitation. No failure to exercise nor any delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege under this Agreement or the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege operate as a waiver of any further or complete exercise thereof. No waiver shall be effective unless in writing. No waiver or condonation of any breach on one occasion shall be deemed a waiver or condonation on any other occasion. In addition, each Borrowers, the Agent and the Lenders hereby agree that, during the pendency of this Agreement, all statutes of limitation and similar laws, rules and equitable theories with respect to the time in which the Agent or any Lender may bring any claim or action against any Borrower shall be tolled and that the passage of such time shall not otherwise operate to the detriment of the Agent or any Lender with respect to such rights.


   14.3. Subordination of Certain Claims. Each Borrower hereby subordinates all claims each now has or may in the future acquire against each other Borrower, including, without limitation, all rights and claims of subrogation, reimbursement, indemnity, contribution and like claims and rights, to the prior payment in full and complete performance of all obligations now or in the future owed by any Borrower to the Agent or the Lenders;
provided, however, that each Borrower hereby waives (not merely subordinates) all rights and claims of subrogation, reimbursement, indemnity, contribution and like claims and rights as against each other Borrower to the extent, but only to the extent, such rights and claims arise out of or in connection with the liability of such other Borrower for the Obligations but, unless the Agent otherwise agrees, such waiver by such Borrower shall not be effective to the extent that by virtue of such waiver Borrower's liability to the Agent and the Lenders under the Loan Documents or otherwise is rendered invalid, avoidable or unenforceable under any applicable state or federal laws dealing with the recovery or avoidance of so-called "fraudulent conveyances" or otherwise.

   14.4. Loan Documents. Except as modified herein or in any other instruments or documents executed in connection herewith,
(a) all terms and conditions of the Loan Documents shall remain in effect in accordance with their original tenor; and
(b) nothing contained herein shall constitute a waiver by the Agent or the Lenders or of any of Agent's or the Lenders' rights and remedies (including, without limitation, any of the Agent's or any Lender's rights or remedies as to, or any obligations owing to the Agent and the Lenders of, any person who may be liable to the Agent and the Lenders on account of any of the Obligations, whether or not such person is a party hereto), all of which rights and remedies are expressly reserved and not waived. Each agreement, covenant, representation and warranty of the Borrowers hereunder, as modified by the Schedules hereto, shall be deemed to be in addition to, and not in substitution for, the agreements, covenants, representations and warranties previously made by the Borrowers. In the event that there shall be any inconsistency between any provisions of this Agreement and a provision set forth in any other Loan Document, the provisions of this Agreement shall govern.

   14.5. Time of the Essence. Time is of the essence of each aspect of this Agreement.

   14.6. Same Debt. It is the intent of the Borrowers, the Agent, and the Lenders that the agreements and arrangements set forth in this Agreement do not constitute a novation of the Obligations. Rather, this Agreement sets forth, among other things, the arrangements and agreements by which the Agent and the Lenders agree, subject to the terms and conditions contained herein, to forbear from the exercise of their collection rights and remedies for a limited period of time. It is not intended that any new or different financial accommodations be extended to the Borrowers under this Agreement.

   14.7. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Hampshire, without regard to the laws governing conflicts of law.
  14.8.     Jurisdiction; Waiver of Trial by Jury.

          (a) For purposes of any action or proceeding involving this Agreement or the Loan Documents or any other agreement or document referred to therein, each Borrower hereby submits to the jurisdiction of all federal and state courts located in the Commonwealth of Massachusetts and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed
(but not less than the time otherwise afforded by any law or rule), and hereby waive any right to contest the appropriateness of any action brought within such jurisdiction based on lack of personal jurisdiction, improper venue or forum non conveniens.

         (b) THE AGENT, THE LENDERS AND EACH BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A
TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT
OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN
DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS,
STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY
WITH RESPECT THERETO.  THIS WAIVER CONSTITUTES A MATERIAL
INDUCEMENT FOR THE AGENT AND THE LENDERS TO ACCEPT THIS
AGREEMENT.

     14.9. Complete Agreement, Amendments. This Agreement, together with the Loan Documents, contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writings prior to the date hereof relating to the subject matters hereof. This Agreement may be amended, modified, waived, discharged or terminated only by a writing signed by the party to be charged with such amendment, modification, waiver, discharge or termination.

    14.10.    Expenses.

          (a)  Borrowers shall pay on demand, regardless of whether any
Default  or  Event  of  Default  has  occurred  or  whether   any
proceeding to enforce any Loan Document has been commenced, all reasonable out-of-pocket expenses (including, without limitation, the  reasonable fees and disbursements of counsel or  consultants to  the Agent and the Lenders and allocable costs of Agent's  and any  Lender's staff counsel) incurred by the Agent or any  Lender and that may be incurred by the Agent or any Lender in connection with (a) the negotiation, preparation, administration, filing or recording of this Agreement, (b) the performance of field examinations at the Borrowers' and Non-Borrower Subsidiaries' domestic and foreign locations; and (c) the collection of the Obligations and any and all other obligations of the Borrowers to the Agent or any Lender whether now existing or hereafter arising, or with the preservation and enforcement of the Agent's or  any Lender's rights and remedies in connection with the  Loan
Documents.    This  covenant  shall  survive   payment   of   the
Obligations and termination of this Agreement.

       (b) The Borrowers agree that any such reasonable expenses incurred or to be incurred by any Lender constitute advances by such Lender to the Borrower under the Credit Agreement, and are included within the definition of the term "Obligations." The Borrowers acknowledge and agree that the Agent and each Lender, at any time or from time to time in its sole and absolute discretion, (a) may debit any account of the Borrowers maintained with the Lender, in order to pay such expenses; and (b) may make advances and loans under the Loan Documents to pay such reasonable expenses.

     14.11. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.12. Interest Limitation. All agreements between the Borrowers, the Agent, and the Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Agent or the Lenders for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then any Loan Document shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrowers, the Agent, and the Lenders in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Agent or any Lender should ever receive as interest and amount which would exceed then highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrowers, the Agent, and the Lenders.

    14.13. References to "Lenders". All references to "Lenders" in this Agreement shall mean each and all Lenders (whether the Lender is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to the Lender), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by any Borrower herein is made and given to and for the benefit of each Lender, and all rights of the Lenders hereunder are enjoyed in full by each Lender, except as expressly set forth herein.

   14.14. References to "Borrower". All references to "Borrower" in this Agreement shall mean each and all Borrowers (whether the Borrower is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to the Borrower), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by any Borrower herein is made and given by each Borrower, jointly and severally, and all rights of the Borrowers hereunder are enjoyed with respect to each Borrower, except as expressly set forth herein.

   14.15. Descriptive Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     14.16. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     15. Defined Terms. The capitalized terms in this Agreement shall have the meanings given such terms in the Loan Documents
(and  this  Agreement  shall  be  deemed  to  constitute  a  Loan
Document), unless assigned a different meaning below:

     15.1. "Agreement" - this Agreement, including all schedules and exhibits, as the same may be amended, supplemented or otherwise modified.

     15.2. "Bankruptcy Code" - the United States Bankruptcy Code of 1978, as codified at 11 U.S.C. 101 et seq., as amended from time to time.

     15.3. "Default" - any event specified in Section 13 of this Agreement, whether or not any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

     15.4. "Event of Default" - any event specified in Section 13 of this Agreement, provided that any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

     15.5. "Financial Statements" - financial statements of Borrowers prepared on a consistent basis in accordance with GAAP and containing balance sheets, statements of income and retained earnings and statements of cash flow. Financial Statements for a month or quarter shall be certified by the chief executive officer of each Borrower.

     15.6. "GAAP" - those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards
Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis. As used in the preceding sentence "consistent basis" shall mean that the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding period.

     15.7. "Hazardous Material" - any hazardous waste, toxic substance hazardous chemical, radioactive material, hazardous material, oil or gasoline, under any applicable federal or state statute, county or municipal law or ordinance, including (without limitation) any substance defined as a "hazardous substance" or "toxic substance" (or comparable term) in the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. 1802), or the Resource Conservation and Recovery Act (42 U.S.C. 6901, et seq.).

    15.8. "IRC" - the Internal Revenue Code of 1986, as amended from time to time and including all regulations promulgated thereunder.

    15.9. "Plan" - any pension plan, as defined in Section 3(2) of ERISA and any welfare plan, as defined in Section 3(1) of ERISA, which is sponsored, maintained or contributed to by any Borrower or any Commonly Controlled Entity, or in respect of which any Borrower or a Commonly Controlled Entity is an "employer," as such term is defined in Section 3(5) of ERISA.

    15.10. "Subordinated Indebtedness" - means Indebtedness of the Borrowers that is subordinated to the prior payment and enforcement of the Obligations in favor of the Agent and the Lenders.

    15.11. Other Capitalized Terms. All other capitalized terms used herein not expressly defined in this Agreement shall have the meaning ascribed to them in the Loan Documents.

    15.12. Accounting and Banking Terms. All accounting and banking terms not specifically defined herein shall be construed, in the case of accounting terms, in accordance with GAAP consistently applied and, in the case of banking terms, in accordance with general practice among commercial banks.

    16. Pledge to Federal Reserve. The Agent or any Lender may at any time pledge all or any portion of its rights under the Loan Documents, including any portion of any note to any of the twelve
(12)  Federal  Reserve Banks organized under  Section  4  of  the
Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Agent or any Lender from its obligations under any of the Loan Documents.

    17. Participations. Each Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrowers, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in such Lender's obligation to lend under the Loan Documents and/or any or all of the loans held by such Lender hereunder. In the event of any such grant by such Lender of a participating interest to a Participant, whether or not upon notice to Borrowers, the Lender shall remain responsible for the performance of its obligations under the Loan Documents and Borrowers shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations hereunder and thereunder.

  18. Replacements. Upon receipt of an affidavit of an officer of the Agent or any Lender as to the loss, theft, destruction or mutilation of any note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such note or other security document, Borrowers will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

  19. Assignment. This Agreement and the Loan Documents shall be binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns; provided that the Borrowers may not assign or transfer any rights or Obligations hereunder without the Agent's and all the Lenders' prior written consent. Each Lender shall have the unrestricted right at any time or from time to time, and without Borrowers' consent, to assign all or any portion of its rights and obligations hereunder or under any of the Loan Documents to one or more banks or other financial institutions (each, an "Assignee"), and each Borrower agrees that it shall execute, or cause to be executed, such documents, including, without limitation, amendments to this Agreement, the Loan Documents, and to any other documents, instruments and agreements executed in connection therewith as such Lender shall deem necessary to effect the foregoing. In addition, at the request of such Lender and any such Assignee, Borrowers shall issue one or more new promissory notes, as applicable, to any such Assignee and, if such Lender has retained any of its rights and obligations hereunder following such assignment, to such Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by such Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and such Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by such Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by such Lender and such Assignee, such Assignee shall be a party to this Agreement and the other Loan Documents and shall have all of the rights and obligations of such Lender hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by such Lender pursuant to the assignment documentation between such Lender and such Assignee, and such Lender shall be released from its obligations hereunder and thereunder to a corresponding extent.


   20. Disclosure. Each Borrower hereby authorizes the Agent and each Lender to release and disclose to the Agent's or any Lender's affiliates, any assignee or any potential assignee, and any participant or potential participant, any statements, notices, financial and operating reports, balance sheets, financial statements, consultant's reports, appraisals, and any and all other documents and information relating to the Borrowers, whether or not considered confidential by the Borrowers. In furtherance thereof, each Borrower waives any claims, causes of action, defenses, or set off rights against the Agent and the Lenders or any such party respecting the Agent and the Lenders' delivery of such documents or such information to such parties in their capacities as an affiliate of the Agent or any Lender, an assignee or potential assignee, or as a participant or potential participant.


    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers as of the date first written above.
                              BORROWERS:

                              WPI GROUP, INC.
                              WPI POWER SYSTEMS, INC.,
                              WPI MAGNETEC, INC.
                              WPI ELECTRONICS, INC.,
                              WPI TERMIFLEX, INC. f/k/a WPI
                              Oyster Termiflex, Inc.,
                              WPI MICRO PALM, INC.
                              WPI MICRO PROCESSOR SYSTEMS, INC.
                              WPI DECISIONKEY, INC.,
                              WPI UK HOLDING, INC.,
                              WPI UK HOLDING II, INC.,
                              WPI OYSTER TERMINALS, INC.,
                              WPI HUSKY TECHNOLOGY, INC., f/k/a
                              WPI Husky Computers, Inc., and
                              WPI INSTRUMENTS, INC.

____________________________  By: _______________________________
Witness                          John W. Powers, for, on behalf
                                 of, and as Duly Authorized
                                 Officer or Agent of each of the
                                 above-named entities


                              AGENT AND LENDER:

                              FLEET NATIONAL BANK, as Agent and
                              as a Lender

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:_______________________________


                              OTHER LENDERS:

                              KEY CORPORATE CAPITAL INC.

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:________________________________

                              SOVEREIGN BANK

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:________________________________


                              BANK OF NEW HAMPSHIRE, N.A.

____________________________  By:
Witness                           ___________________________________
                                  Name:___________________________
                                  Title:________________________________

                           SCHEDULE A

                   (Schedule of Obligations)*


Loans     Unpaid         Unpaid Interest    Incremental  Late      Incremental
          Principal as   (other than        intest       Charges   attributable
          of             the incremental    attributable as of     to increasing
          August 7,2000  interest           to           August 7, the
                         attributable to    increasing   2000      applicable
                         increasing the     the                    rate to the
                         applicable rate    applicable             Default Rate
                         to the Default     rate to the            from and
                         Rate from and      Default Rate           after
                         after August       from and after         February 24,
                         22, 1999) as of    August 22,1999         2000, as of
                         August 7, 2000     and through            August 7,
                                            February 24,           2000
                                            2000 as of
                                            August 7, 2000         (see
                                                                    Section 6
                                                                    (d) above)
                                                                    **

Revolving $4,691,028.43  $138,380.31        $0.00        $3,778.14  $41,628.92
Loans
Swing
Line
Loans     $178,315.35    $3,852.53          $0.00        $122.53    $1,240.05
Term
Loan A    $11,890,445.76 $353,987.53        $0.00        $10,338.69 $109,810.13
Term
Loan B    $10,823,24.38  $336,918.46        $0.00        $9,840.42  $100,640.54

TOTAL     $27,583,113.92 $833,138.83        $0.00        $24,079.78 $253,319.64


* Plus any attorneys' fees or other expenses subject to reimbursement by the Borrowers, whether incurred before or after the date hereof, and any subsequently accruing interest, costs, fees, or charges, and all figures are subject to adjustments to the Agent's or any Lender's records with respect to such Obligations, including, without limitation, adjustments for uncollected checks and misdirected credits.

**The amount of Total Subject Interest may be greater than the amounts shown in the table, in the event that the conditions precedent in Section 10 hereof are satisfied after the date shown above.

                           SCHEDULE B

                      (Disclosure Schedule)
Foreign Qualifications:

Borrower                 State of Incorporation       States where Foreign
                                                      Qualifications
                                                      Obtained

WPI Group, Inc.                    New Hampshire
WPI DecisionKey, Inc.              New Hampshire
WPI Electronics, Inc.              New Hampshire
WPI Power Systems, Inc.            New Hampshire
WPI Husky Technology, Inc.         Florida
WPI Instruments, Inc.              New Hampshire
WPI Magnetec, Inc.                 New Hampshire
WPI Micro Palm, Inc.               New Hampshire
WPI Micro Processor Systems, Inc.  New Hampshire       Michigan
WPI Termiflex, Inc.                New Hampshire
WPI Oyster Terminals, Inc.         New Hampshire
WPI UK Holding, Inc.               New Hampshire
WPI UK Holding II, Inc.            New Hampshire
WPI Group (U.K.)                   England and Wales
Crompton Modutec (Barbados) Limited     Barbados

Capitalization:

                                               Number of   Percentage
Borrower/Subsidiary  Class of  Owner of Stock   Shares     of Shares
                      Stock                                 Owned

WPI Group, Inc.    Common     [publicly    6,056,758       0%
                                held]

WPI Instruments,   Common     WPI Group,      100         100%
Inc.                             Inc.

WPI Magnetec,      Common     WPI Group,       10         100%
Inc.                             Inc.

WPI Micro          Common     WPI Group,       10         100%
Processor                        Inc.
Systems, Inc.

WPI UK Holding,    Common     WPI Group,       10         100%
Inc.                             Inc.

WPI UK Holding     Common     WPI Group,       10         100%
II, Inc.                         Inc.

WPI Group UK      Ordinary      WPI UK     3,700,000      100%
                             Holding, Inc.
                               & WPI UK
                             Holding II,
                                 Inc.

Crompton Modutec   Common        WPI         80,002       100%
(Barbados)                   Instruments,
Limited                          Inc.

WPI Termiflex,     Common     WPI Group,       10         100%
Inc.                             Inc.

WPI Oyster         Common     WPI Group,       10         100%
Terminals, Inc.                  Inc.

WPI Power          Common     WPI Group,       10         100%
Systems, Inc.                    Inc.

WPI DecisionKey,   Common     WPI Micro        10         100%
Inc.                          Processor
                            Systems, Inc.

WPI Electronics,   Common     WPI Group,       10         100%
Inc.                             Inc.

WPI Husky          Common     WPI Group,     1,000        100%
Technology, Inc.                 Inc.

WPI Micro Palm,    Common   WPI Termiflex,     10         100%
Inc.                             Inc.

Micro Processor    Common    WPI Group UK   100,000     100,000
Systems Ltd.
(Formerly WPI
Oyster Termiflex
Ltd.)
                             - 30 -

Litigation:

     1. WPI Electronics, Inc. v. SuperVision International, Inc., United States District Court for the District of New Hampshire, Docket No. C-99-426-B. SuperVision International, Inc. ("SuperVision") has filed a counterclaim to this action brought by WPI Electronics, Inc. ("WPI") on September 13, 1999, in which WPI seeks damages from SuperVision for breach of contract arising from SuperVision's cancellation of a contract calling for WPI to supply 170-watt and 270-watt modified standard design ballasts through December 31, 2000, at a price of $1.772 million. SuperVision's counterclaim alleges that WPI breached the agreement with SuperVision by failing to supply ballasts in conformance with the terms of the agreement and in breach of express and implied warranties. SuperVision also alleges common law fraud and statutory unfair business practice claims. WPI seeks the balance of the purchase price plus lost profits in damages from SuperVision, and SuperVision seeks the return of amounts paid to date, consequential damages and lost profits in damages in its counterclaim. The parties are currently engaged in discovery, and a trial is scheduled for March 2001. We are unable to give an opinion as to whether an unfavorable outcome is either probable or remote or as to the amount or range of potential liability should an unfavorable outcome occur.

          2. SPX Corporation v. WPI Micro Processor Systems, Inc., Macomb County (Michigan) Circuit Court, Docket No. 99-3852-CK. SPX Corporation ("SPX") filed this action on September 14, 1999, alleging breach of contract by WPI Micro Processor Systems, Inc. ("MPSI") arising out of a distributorship agreement between the parties dated January 22, 1997, whereby SPX agreed to distribute certain MPSI products to certain industries. SPX alleges in its amended complaint that MPSI breached the agreement and tortiously interfered with a customer by attempting to sell MPSI products directly to an SPX customer. SPX also alleged that MPSI has misappropriated certain SPX trade secrets in violation of the Uniform Trade Secrets Act. MPSI has filed a counterclaim against SPX alleging, among other things, breach of contract, including SPX's failure to pay MPSI $243,000 owed on account, and SPX's misappropriation of MPSI's trade secrets. Discovery is ongoing and trial is likely after September 2000.
We are unable to give an opinion as to whether an unfavorable outcome is either probable or remote or as to the amount or range of potential liability should an unfavorable outcome occur.


     3. On April 24, 2000, Dynatech Corporation et al ("Dynatech") asserted in a letter to WPI that it was entitled to a purchase price adjustment of approximately $4 million under the February 22, 2000, Share Sale Agreement between the parties. On May 3, 2000, WPI stated to Dynatech that a purchase price adjustment under that Agreement should be made in its favor, not Dynatech's, in the amount of $1,535,438. The parties are discussing these issues in an attempt to resolve them. In Dynatech's letter of April 24, 2000, there was insufficient information provided to WPI to enable it to determine the validity of Dynatech's claims.

Employment Complaints:
John Brescia v. WPI Husky Technology, Inc.
Equal Employment Opportunity Commission (151A00825)

     Mr. Brescia, a former employee, filed a disability discrimination charge with the Equal Employment Opportunity Commission. He claims that while employed by WPI Husky he was subjected on a daily basis, from April 1999 to June 6, 1999, to harassment by his supervisor in the form of gestures and comments which made fun of him based upon his disability. The nature of his alleged disability is not specified. He claims that as a result of the harassment he was forced to terminate his employment on June 6, 1999. The Company filed a Response denying any discrimination, but on May 31, 2000, the Equal Employment Opportunity Commission issued a Letter of Determination finding that there is reasonable cause to believe that there was a violation of the Americans With Disabilities Act. It is unclear what evidence the Equal Employment Opportunity Commission relied upon to make that determination.


     Subsequently, the EEOC issued a statement that efforts to conciliate Mr. Brescia's charge have been unsuccessful and that no further efforts by the EEOC would be made, and that the EEOC has decided not to bring suit against the Company based on this charge and that the file on this matter will be closed. The Equal Employment Opportunity Commission has, however, reserved the right to bring suit at a later date and/or to intervene in a lawsuit by Mr. Brescia against the Company based on this charge, if he chooses to sue. As of this date, no such suit has been filed.

Taxes:

Borrower/                                             Amount of  Liens
Subsidiary       Jurisdiction   Description of Tax    Tax

WPI Group Inc.                  Federal Income
and              United         Tax                   None.      None
Subsidiaries     States         FY 1999

Lock Boxes:

None.
                             - 34 -

Other Names:

None.

Locations of Property:

Borrower/Subsidiary   Address               Name/Address of
                                            Record Owner

WPI Group, Inc.       1155 Elm Street,      BCIA New England
WPI Micro Processor   Manchester, NH 03101  Holdings, Inc.
Systems, Inc.                               c/o Cushman &
WPI Instruments,                            Wakefield
Inc.                                        Center of New
WPI Magnetec, Inc.                          Hampshire Tower
WPI Termiflex, Inc.                         650 Elm St.
WPI Husky                                   Manchester, NH 03101
Technology, Inc.
WPI Electronics,
Inc.
WPI Power Systems,
Inc.
WPI Micro Palm, Inc.
WPI UK Holding, Inc.
WPI UK Holding II,
Inc.
WPI Oyster
Terminals, Inc.
WPI DecisionKey,
Inc.
WPI Group (U.K.)
Micro Processor
Systems Ltd.

WPI Instruments,      850 Perimeter Road,   850 Perimeter
Inc./                 Manchester, NH 03109  Road/NA, LLC
WPI Magnetec, Inc.                          124 Joliette Street
                                            Manchester, NH 03102

                      114 Allard Drive      Cohen Building
                      Manchester, NH        Realty, LLC
                                            North Gate Road
                                            Manchester, NH 03104

WPI Micro Processor   6405 Nineteen Mile    Ledds Development
Systems, Inc.         Road                  Center
                      Sterling Heights, MI  6850 Nineteen Mile
                      48314-2115            Road
                                            Sterling Heights, MI
                                            48314

Crompton Modutec      New Industrial Park   Barbados Investment
(Barbados) Limited    Christ Church,        & Development Center
                      Barbados              Newton Industrial
                                            Park
                                            Christ Church,
                                            Barbados

Non-Material Non-Compliance of Plans with IRC and ERISA:

None.
                             - 37 -

                           SCHEDULE C

                            (Notices)



If to Borrowers:                   WPI Group, Inc.
                                   1155 Elm Street
                                   Manchester, NH 03101
                                   Attn: John Allard, President
                                   Fax: (603) 627-3150

with copies to:                    Daniel W. Sklar, Esquire
                                   Nixon Peabody
                                   889 Elm Street
                                   Manchester, NH 03101
                                   Fax: (603) 628-4040

If to Fleet Bank- NH
 or to Fleet National Bank:        Daniel D. Butler,
                                   Vice President
                                   Fleet Corporate Administration
                                   Mail Stop:  RIDE03320A
                                   111 Westminster Street
                                   Providence, RI  02903
                                   (Fax:  401-278-6004)

with a copy to:                    Joseph F. Ryan, Esquire
                                   Brown, Rudnick, Freed & Gesmer
                                   One Financial Center
                                   Boston, MA  02111
                                   (Fax:  617-856-8201)

If to Bank of New Hampshire, N.A.: Bank of New Hampshire, N.A.
                                   333 State Street
                                   Portsmouth, NH 03801
                                   Attn: David D. McGraw, VP
                                   (Fax: 603-433-2917)

                                   Peoples Heritage Bank
                                   One Portland Square
                                   P.O. Box 9540
                                   Portland, ME 04112
                                   Attn: Christopher W. Emmons,
                                   SVP
                                   (Fax: 207-761-8660)

If to Sovereign Bank:              Sovereign Bank
                                   50 Rowes Wharf - Suite 430
                                   Boston, MA 02110
                                   Attn: Joseph Becker, VP
                                   (Fax: 617-478-6799)

If to Key Corporate Capital, Inc.:

                                   Key Corporate Capital, Inc.
                                   One Canal Plaza - Sixth Floor
                                   Portland, ME 04101
                                   Attn: Mark Kleinhaut, VP
                                   (Fax: 207-874-7002)

EXHIBIT 10.69



THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                       FORM OF TERM A NOTE

$14,116,875.00                          New York, New York
                                             ______, 2000


          FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISES TO PAY to the order of SUNRISE CAPITAL PARTNERS, L.P. ("Lender") in lawful money of the United States of America and in immediately available funds, the amount of FOURTEEN MILLION ONE HUNDRED SIXTEEN THOUSAND EIGHT HUNDRED AND SEVENTY FIVE DOLLARS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Convertible Note Agreement (as hereinafter defined) or in Annex A thereto.

          This Term A Note is issued pursuant to that certain Convertible Note Agreement dated as of July 31, 2000, by and among the Borrowers and the Lender (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Convertible Note Agreement"), and is entitled to the benefit and security of the Convertible Note Agreement, the Security Agreement and all of the other Note Documents referred to therein. Reference is hereby made to the Convertible Note Agreement for a statement of all of the terms and conditions under which the principal balance of this Note is to be repaid. The principal balance of this Note, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation shall not affect the obligations of each Borrower to make a payment when due of any amount owing under the Convertible Note Agreement or this Term A Note.

          The principal amount of the indebtedness evidenced hereby, together with any accrued but unpaid interest and Fees thereon, shall be convertible into Common Stock in accordance with the terms of the Convertible Note Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable on the date specified in the Convertible
Note Agreement.

          Interest on the principal amount of the indebtedness evidenced hereby shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Convertible Note Agreement. The terms of the Convertible Note Agreement are hereby incorporated herein by reference.

          If any payment on this Term A Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of any Event of Default, this Term A Note may, as provided in the Convertible Note
Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Time is of the essence of this Term A Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

          Except as provided in the Convertible Note Agreement, this Term A Note may not be assigned by Lender to any Person.

          THIS TERM A NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND PERFORMED IN THAT STATE.




                [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Term A Note on the day and year first above written.


                         WPI GROUP, INC.
                         WPI MAGNETEC, INC.
                         WPI ELECTRONICS, INC.
                         WPI MICRO PALM, INC.
                         WPI MICRO PROCESSOR SYSTEMS, INC.
                         WPI DECISIONKEY, INC.
                         WPI UK HOLDING, INC.
                         WPI UK HOLDING II, INC.
                         WPI HUSKY TECHNOLOGY, INC.
                         WPI OYSTER TERMINALS, INC.
                         WPI TERMIFLEX, INC.
                         WPI POWER SYSTEMS, INC.
                         WPI INSTRUMENTS, INC.



                         By:
Witness                    ------------------------------
                           for, on behalf of, and as Duly
                           Authorized Officer or Agent of each
                           of the above-named entities

EXHIBIT 10.70


THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                       FORM OF TERM B NOTE

$5,000,000.00                                New York, New York
                                             _______, 2000


          FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISES TO PAY to the order of SUNRISE CAPITAL PARTNERS, L.P. ("Lender") in lawful money of the United States of America and in immediately available funds, the amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Convertible Note Agreement (as hereinafter defined) or in Annex A thereto.

          This Term B Note is issued pursuant to that certain Convertible Note Agreement dated as of July 31, 2000, by and among the Borrowers and the Lender (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Convertible Note Agreement"), and is entitled to the benefit and security of the Convertible Note Agreement, the Security Agreement and all of the other Note Documents referred to therein. Reference is hereby made to the Convertible Note Agreement for a statement of all of the terms and conditions under which the principal balance of this Note is to be repaid. The principal balance of this Note, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation shall not affect the obligations of each Borrower to make a payment when due of any amount owing under the Convertible Note Agreement or this Term B Note.

          The principal amount of the indebtedness evidenced hereby, together with any accrued but unpaid interest and Fees thereon, shall be convertible into Common Stock in accordance with the terms of the Convertible Note Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable on the date specified in the Convertible
Note Agreement.

          Interest on the principal amount of the indebtedness evidenced hereby shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Convertible Note Agreement. The terms of the Convertible Note Agreement are hereby incorporated herein by reference.

          If any payment on this Term B Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of any Event of Default, this Term B Note may, as provided in the Convertible Note
Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Time is of the essence of this Term B Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

          Except as provided in the Convertible Note Agreement, this Term B Note may not be assigned by Lender to any Person.

          THIS TERM B NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND PERFORMED IN THAT STATE.




                [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Term B Note on the day and year first above written.

                         WPI GROUP, INC.
                         WPI MAGNETEC, INC.
                         WPI ELECTRONICS, INC.
                         WPI MICRO PALM, INC.
                         WPI MICRO PROCESSOR SYSTEMS, INC.
                         WPI DECISIONKEY, INC.
                         WPI UK HOLDING, INC.
                         WPI UK HOLDING II, INC.
                         WPI HUSKY TECHNOLOGY, INC.
                         WPI OYSTER TERMINALS, INC.
                         WPI TERMIFLEX, INC.
                         WPI POWER SYSTEMS, INC.
                         WPI INSTRUMENTS, INC.



                         By:
Witness                    ------------------------------------
                           for, on behalf of, and as Duly
                           Authorized Officer or Agent of each
                           of the above-named entities

EXHIBIT 10.71


                      FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF _________, 2000 (THE "REGISTRATION AGREEMENT"). COPIES OF THE REGISTRATION AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.


                      WPI GROUP, INC.

               COMMON STOCK PURCHASE WARRANT

                                              ________, 2000

     WPI GROUP, INC., a New Hampshire corporation (the "Company"), hereby certifies that, for value received, Sunrise Capital Partners, L.P., or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof (subject to acceleration as hereinafter provided, the "Initial Exerciseability Date") and before 5:00 p.m.,
Manchester, New Hampshire time, on ________, 2005*footnote 1 (the "Expiration Date"), ________ fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company, at a purchase price per share of $1.75 (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase
Price").  The number and character of such shares of Common
Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Common Stock Purchase Warrants originally issued by the Company in connection with that Convertible Note Agreement, dated as of July 31, 2000, between the Company and its subsidiaries, as borrowers, and Sunrise Capital Partners, L.P., as Lender, and the shares of Common Stock issuable upon exercise of the Warrant are subject to that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company, Sunrise Capital Partners, L.P., and each of The John R. Allard

*(footnote 1 - Five years from the date of issuance)

Revocable Trust of 1993, Lisa A. Dibrigida, Kim A. Socha,
     The Michael E. Allard Revocable Trust of 1994, Gerald R. Allard, The Samy Nazarian Trust, The David and Angella Nazarian Family Trust, Younes Nazarian and Richard A. Beyer (the "Registration Rights Agreement"), a copy of which agreement is on file at the principal office of the Company. The holder of this Warrant shall be entitled to all of the benefits and bound by all of the applicable obligations of the Registration Rights Agreement, as provided therein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a)  The term "Company" shall include WPI Group,
Inc., and any corporation which shall succeed to, or assume the obligations of, the Company hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share, as authorized on the date of the Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right to so vote may have been suspended by the happening of such a contingency) and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d)  The term "Warrant" means this Common Stock
     Purchase Warrant.


          1.   Exercise of Warrant.

               1.1  Full Exercise. This Warrant may be
exercised at any time before its expiration in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of Common Stock for which this Warrant is then exercisable by (y) the Purchase Price then in effect.

               1.2  Partial Exercise.  This Warrant may be
exercised at any time before its expiration in part (in lots of 100 shares or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant and payment of the Purchase Price then in effect in the manner and at the place provided in subsection 1.1, except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (x) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (y) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

               1.3  Company Acknowledgment.  The Company
will, at the time of the exercise of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

               1.4  Trustee for Warrant Holders.  In the
event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

               1.5  Net Issue Election/Cashless Exercise.
The holder may elect to receive, without the payment by the holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

          X = Y (A-B)
              -------
                 A
where

     X  =       the number of shares to be issued to the
                holder pursuant to this Section 1.5.

     Y  =       the number of shares covered by this Warrant
                in respect of which the net issue election is made pursuant to this Section 1.5.

     A  =       the fair market value of one share of Common
                Stock, as determined in accordance with the provisions of this Section 1.5.

     B  =       the Purchase Price in effect under this
                Warrant at the time the net issue election is made pursuant to this Section 1.5.

For purposes of this Section 1.5, the "fair market value" per share of the Company's Common Stock shall mean:

          (1) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National  Market (the
"National Market") of the National Association of Securities
Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the
Common Stock on such exchange or on the National Market on
the last business day before the effective date of exercise
of the net issue election or if   no such sale is made on
such day, the mean of the closing bid and ask prices for such day on such exchange or on the National Market;

          (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last bid and asked prices reported on the last business day before the date of the election (1) by the NASDAQ or (2) if reports are unavailable under clause (a) above by the National Quotation Bureau Incorporated; and

          (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant. If the holder of this Warrant and the Company are unable to agree on such fair market value, the holder of this Warrant shall select a pool of three independent and nationally-recognized investment banking firms from which the Company shall select one such firm to appraise the fair market value of the Warrant and to perform the computations involved.
The determination of such investment banking firm shall be binding upon the Company, the holder of this Warrant and any other holder of Warrants or Warrant Shares in connection with any transaction occurring at the time of such determination. All expenses of such investment banking firm shall be borne by the Company. In all cases, the determination of fair market value shall be made without consideration of the lack of a liquid public market for the Common Stock and without consideration of any "control premium" or any discount for holding less than a majority or controlling interest of the outstanding Common Stock.

          2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

          (a) a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock
     (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to
     Section 1 or otherwise, and

          (b)  in case such exercise is in part only, a new
     Warrant or Warrants of like tenor, as provided in
     Section 1.2.

          3.   Adjustment for Dividends in Other Stock,
Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other
Securities) in their capacity as such shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (1) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (2) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (a) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then, and in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

          4.   Adjustment for Reorganization, Consolidation,
Merger, etc.

          4.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall
(a) effect a capital reorganization or reclassification of its capital stock, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other corporation or other business entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company (a) the obligation to delivery to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (b) the obligations of the Company under the Registration Rights Agreement.

          2.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property
(including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Manchester, New Hampshire or New
York, New York, as trustee for the holder or holders of the Warrants.

          2.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect, subject to expiration in accordance with Section 18 hereof, and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

          5.    Anti-Dilution Adjustments.

          5.1 General. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the holder of this Warrant shall hereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

          2.4 Issuance of Common Stock. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock (except (i) upon exercise of one or more of the Warrants, (ii) upon conversion of any of the Notes issued pursuant to the Convertible Note Agreement; or (iii) shares of Common Stock issued to employees, officers, directors of the Company upon the exercise of options granted under the Company's Employee Stock Option/Purchase
Plans (hereinafter defined) not to exceed in the aggregate
3,600,000 shares of Common Stock) without consideration or for a consideration per share less than the greater of the fair market value of the Common Stock and Purchase Price in effect immediately prior to the time of such issue or sale, or shall be deemed under the provisions of this Section 5 to have effected any such issuance or sale, then, concurrently with such issue or sale, the Purchase Price shall be reduced to the price (calculated to the nearest $0.0001) obtained by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction

          (a)  the numerator of which shall be the sum of
     (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Purchase Price immediately prior to such issue or sale plus (ii) the consideration received by the Company upon such issue or sale, and

          (b) the denominator of which shall be the product of (i) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (ii) the Purchase Price immediately prior to such issue or sale.

As used herein, "Employee Stock Option/Purchase Plans" consist of the Company's 1997 Equity Incentive Plan, 1995
Stock Option Plan, Employee Stock Purchase Plan, Employee
Bonus Award Plan, and non qualified options granted to certain Directors of the Company.

          Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

          2.5 Option Grants. In the event that at any time, other than the issuance of options pursuant to the Company's
Employee Stock Option Plan, the Company shall in any manner grant (directly, by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of any such Options which relate to Convertible
Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible
Securities issuable upon the exercise of such Options) shall be less than the greater of (x) the fair market value of the shares of Common Stock at the time of such issuance and (y) the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting such Options) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection
5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          5.4 Convertible Security Grants. In the event that the Company shall in any manner issue (directly, by assumption in a merger or otherwise) or sell any Convertible Securities (other than pursuant to the exercise of Options to purchase such Convertible Securities covered by subsection 5.3), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less that the greater of (x) the fair market value of the shares of Common Stock at the time of such issuance and (y) the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise provided in subsection 5.5, no further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

          5.5 Effect of Alteration to Option or Convertible Security Terms. In connection with any change in, or the expiration or termination of, the purchase rights under any Option or the conversion or exchange rights under any Convertible Securities, the following provisions shall apply:

               (1) If the purchase price provided for in any Option referred to in subsection 5.3, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3 or 5.4, or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall change at any time
     (other than under or by reason of provisions designed to protect against dilution), then the Purchase Price in effect at the time of such change shall concurrently be increased or decreased to the Purchase Price which would be in effect immediately after such change if (i) the adjustments which were made upon the issuance of such Options or Convertible Securities had been made upon the basis of (and taking into account the total consideration received for) (A) the issuance at that time of the Common Stock, if any, delivered upon the exercise of any such Options or upon the conversion or exchange of any such Convertible Securities before such change, and (B) the issuance at that time of all such Options or Convertible Securities, with terms and provisions reflecting such change, which are still outstanding after such change, and (ii) the Purchase Price as adjusted pursuant to clause (i) preceding had been used as the basis for the adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

               (2) On the partial or complete expiration of any Options or termination of any right to convert or exchange Convertible
     Securities, the Purchase Price then in effect hereunder shall concurrently be increased or decreased to the Purchase
     Price which would be in effect at the time of such expiration or termination if (i) the adjustments which were made upon the issuance of such Options or Convertible
     Securities had been made upon the basis of (and taking into account the total consideration received for) (A) the issuance at that time of the Common Stock, if any, delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities before such expiration or termination, and (B) the issuance at that time of only those such Options or Convertible Securities which remain outstanding after such expiration or termination, and
     (ii) the Purchase Price as adjusted pursuant to clause (i) preceding had been used as the basis for adjustments required hereunder in connection with all other issues or sales of Common Stock, Options or Convertible Securities by the Company subsequent to the issuance of such Options or Convertible Securities.

               (3) If the purchase price provided for in any Option referred to in subsection 5.3 or the rate at which any Convertible Securities referred to in subsection 5.3 or 5.4 are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, and the event causing such reduction is one that did not also require an adjustment in the Purchase Price under other provisions of this Section 5, then in case of the delivery of shares of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Purchase Price then in effect hereunder shall concurrently be adjusted to such amount as would have obtained if such Option or Convertible Securities had never been issued and if the adjustments made upon the issuance of such Option or Convertible Securities had been made upon the basis of the issuance of (and taking into account the total consideration received for) the shares of Common Stock delivered as aforesaid (provided that the Purchase Price used in such determination shall be the Purchase Price on the date of issue of such shares);
     provided that no such adjustment shall be made unless the Purchase Price then in effect would be reduced thereby.

               (4)  No readjustment provision pursuant to paragraphs (a) or
     (b) above shall have the effect of increasing the Purchase
     Price by an amount in excess of the adjustment originally made thereto in respect of the issue, sale or grant of such Options or Convertible Securities.

          2.6 Dividends of Common Stock, Options or Convertible Securities. In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible
Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          2.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold by the Company, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company
(or any other issuer of Other Securities or any other person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for in this Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          2.8 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this subsection 5.8, no adjustment in the Purchase Price and no change in the number of Warrant Shares purchasable shall be made under this Section 5 as a result of or by reason of any such subdivision or combination.

          2.9 Other Dilutive Events. In case any event shall occur as to which the provisions of this Section 5 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principal of this Section, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this
Section 5, necessary to preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of the Warrants and shall make the adjustments to the Warrants described in such opinion.

          2.10 Determination of Consideration Received. For purposes of this Section 5, the amount of consideration received by the Company in connection with the issuance or sale of Common Stock, Options or Convertible Securities shall be determined in accordance with the following:

               (1) In the event that shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

               (2) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

               (3) In the event that any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common
     Stock, Options or Convertible Securities, as the case may be.

               (4) In the event that any Common Stock, Options and/or Convertible Securities shall be issued in connection with the issue and sale of other securities or property of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Common
     Stock, Options or Convertible Securities by the parties thereto, such Common Stock, Options and/or Convertible
     Securities shall be deemed to have been issued without consideration.

          2.11 Record Date as Date of Issue or Sale. In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          2.12 Treasury Stock. The number of shares of Common Stock outstanding at any given time shall not include shares owned or  held by or for the account of the Company, and the
disposition of any such shares (other than their
cancellation without reissuance) shall be considered an
issue or sale of Common Stock for the purposes of this
Section 5.
1.1
          3. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value or stated value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or such stock shall be non voting and not be convertible into shares of Common Stock or other voting stock, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and become bound by all the terms of the Warrants.

          4. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company's chief financial officer will compute, or if requested by the holders of Warrants to purchase over 50% of the shares of Common Stock which may be purchased upon exercise of the Warrants the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company at its expense to compute, such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant (such request shall not be made more than once in any Fiscal Quarter), furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

          5.   Notices of Record Date, etc.  In the event of

          (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or any declaration of a cash dividend on the Common Stock, or

          (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (4)  any proposed issue or grant by the Company of any
shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise
acquire any shares of stock of any class or any other
securities (other than the   issue of Common Stock on the
exercise of the Warrants),

then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken, except with respect to the grant of options under the Company's Employee Stock Option/Purchase Plans in which case such notice shall be given not later than the date of grant.

          6. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other
Securities) from time to time issuable on the exercise of the Warrants.

          7. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of the Warrants require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise of the Warrants, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Common Stock issuable upon exercise of this Warrant shall constitute
Registrable Securities (as such term is defined in the Registration Rights Agreement). The holder of this Warrant shall be entitled to all the benefits afforded to a holder of any such Registrable Securities under the Registration
Rights Agreement and such holder, by acceptance of this Warrant, agrees to be bound by and comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

          8. Representations and Warranties of the Company. This Warrant is issued and delivered by the Company on the basis of the following:

          (1) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms;

          (2) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (3) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation.

          (4) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common
Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's
Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

          9. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          10. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          11. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York for the purpose of issuing Common
Stock (or Other Securities) on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to
Section 11, and replacing Warrants pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          12. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          13. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (1) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

          (2) any person in possession of this Warrant properly endorsed for transfer to such person (including endorsed in blank) is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby. Nothing in this paragraph
(b) shall create any liability on the part of the Company beyond any liability or responsibility it has under law.

          14. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

          15. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought

          16. Governing Law. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAWS.

          17. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR
ANY FEDERAL COURT SITTING IN THE STATE OF NEW YORK FOR
PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT
OF THIS WARRANT.  THE COMPANY HEREBY WAIVES ANY TRIAL BY
JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR
INDIRECTLY, ANY MATTER (WHETHER ARISING IN CONTRACT, TORT OR
OTHERWISE) AND IN ANY WAY ARISING OUT OF, RELATED TO, OR IN
CONNECTION WITH THIS WARRANT AND THE RELATIONSHIP
ESTABLISHED HEREUNDER.

          18.  Miscellaneous.   The headings in this Warrant are for
purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          19. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., New York time, on _________* footnote 2.
Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1.5 hereof, without any further action on behalf of the holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

                  [SIGNATURE PAGE FOLLOWS]


*footnote 2 - Five years from the date of issuance

          IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                   WPI GROUP, INC.

                                   By:
                                           Name:
                                           Title:

                   FORM OF SUBSCRIPTION
         (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ________ shares of Common Stock of WPI GROUP, INC. and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________, federal taxpayer identification number _______, whose address is _____________.

Dated:
          (Signature must conform toname of holder as specified on the face of the Warrant)

          ________________________
          ________________________      (Address)


Signed in the presence of:

-------------------------------------

                   FORM  OF ASSIGNMENT
         (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto _________, federal taxpayer identification number _________, whose address is ___________, the right represented by the within Warrant to purchase __________ shares of Common Stock of WPI GROUP, INC. to which the within Warrant relates, and appoints ____________ Attorney to transfer such right on the books of WPI GROUP, INC. with full power of substitution in the premises.

Dated:
     (Signature must conform to name of holder as specified on the face of the Warrant)


                              (Address)


Signed in the presence of:

-------------------------------

                 FORM OF NET ELECTION NOTICE
         (To be signed only on exercise of Warrant)

WPI GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for the ________ shares of Common Stock of WPI GROUP, INC. without payment by the undersigned of any additional consideration, and requests that certificates for a number of shares of Common Stock calculated in accordance with Section 1.5 of the Warrant be issued in the name of, and delivered to __________, federal taxpayer identification number _______, whose address is _____________.




Dated:
          (Signature must conform toname of holder as specified on the face of the Warrant)

          ________________________
          ________________________      (Address)


Signed in the presence of:


_______________________________

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